SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 7, 2002

YOUNG BROADCASTING INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-25042	13-3339681
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

599 Lexington Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number: (212) 754-7070

Item 5.	Other Events.

On August 7, 2002, Young Broadcasting Inc. (the “Company”) issued a press release announcing its financial results for the second quarter and six months ended June 30, 2002. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

On August 7, 2002, the Company issued a press release announcing that it intends to commence, on August 12, 2002, offers to purchase all of its outstanding 8 1/2% Senior Notes due 2008 and a portion of its 10% Senior Subordinated Notes due 2011, 9% Senior Subordinated Notes due 2006 and 8 3/4% Senior Subordinated Notes due 2007. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K. These offers to purchase were commenced on August 12, 2002.

Item 7.	Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 7, 2002 (financial results)

99.2	Press Release dated August 7, 2002 (offers to purchase)

Item 9.	Regulation FD Disclosure.

On August 12, 2002, the Company commenced offers to purchase all of its outstanding 8 1/2% Senior Notes due 2008 and a portion of its 10% Senior Subordinated Notes due 2011, 9% Senior Subordinated Notes due 2006 and 8 3/4% Senior Subordinated Notes due 2007. The text of the offers to purchase immediately follows this paragraph.

OFFER TO PURCHASE

YOUNG BROADCASTING INC.

Asset Sale Offer For
A Minimum of $13.6 Million and a Maximum of $51.5 Million
Principal Amount of
9% Senior Subordinated Notes due 2006
(CUSIP No.: 987434AF4)

A Minimum of $21.8 Million and a Maximum of $82.4 Million
Principal Amount of
8¾% Senior Subordinated Notes due 2007
(CUSIP No.: 987434AJ6)

A Minimum of $54.5 Million and a Maximum of $206.0 Million
Principal Amount of
10% Senior Subordinated Notes due 2011
(CUSIP No.: 987434AM9)

THIS OFFER WILL EXPIRE, UNLESS EARLIER TERMINATED, AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 12, 2002 UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). HOLDERS OF NOTES MUST VALIDLY TENDER THEIR NOTES PURSUANT TO THE OFFER ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE PURCHASE PRICE. TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

IF YOU ARE A NOMINEE OR A DEPOSITORY AND NOT A BENEFICIAL HOLDER, PLEASE FORWARD COPIES OF THIS NOTICE IMMEDIATELY TO YOUR CLIENTS WHO ARE BENEFICIAL HOLDERS.

PLEASE READ THIS ENTIRE NOTICE CAREFULLY. THERE ARE CHOICES YOU MUST MAKE BY 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 12, 2002.

Young Broadcasting Inc., a Delaware corporation (the “Company”), is hereby making an offer to purchase for cash, upon the terms and subject to the conditions set forth in this Offer to Purchase (as it may be amended or supplemented from time to time, the “Offer to Purchase”) and in the accompanying Option of Holder to Elect Purchase (the “Option of Holder to Elect Purchase” and, together with this Offer to Purchase, the “Offer”), (i) a minimum of $13.6 million and a maximum of $51.5 million aggregate principal amount of its 9% Senior Subordinated Notes due 2006 (the “9% Notes”), (ii) a minimum of $21.8 million and a maximum of $82.4 million aggregate principal amount of its 8¾% Senior Subordinated Notes due 2007 (the “8¾% Notes”) and (iii) a minimum of $54.5 million and a maximum of $206.0 million aggregate principal amount of its 10% Senior Subordinated Notes due 2011 (the “10% Notes” and, collectively with the 9% Notes and the 8¾% Notes, the “Notes”), from each holder thereof (each a “Holder” and, collectively, the “Holders”), at a price equal to $1,000 per $1,000 principal amount of Notes tendered, plus accrued and unpaid interest through the date of payment (the “Purchase Price”), upon the terms and subject to the conditions of the Offer. Notwithstanding the maximum principal amounts of each series of Notes offered to be purchased herein, the principal amount of one or more series of Notes that the Company may purchase may exceed the maximum principal amount of such series specified herein due to proration in accordance with the the terms of the Indentures (as defined below). The

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Company will accept tenders of Notes in the principal amount of $1,000 or integral multiples thereof; except that if all the Notes of a Holder are tendered pursuant to the Offer, the aggregate principal amount of the Notes held by such Holder, even if not a multiple of $1,000, may be purchased. As of the date of this Offer to Purchase, there are outstanding $125 million aggregate principal amount of 9% Notes, $250 million aggregate principal amount of 8¾% Notes and $500 million aggregate principal amount of 10% Notes.

NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY RECOMMENDATION AS TO WHETHER HOLDERS SHOULD TENDER NOTES PURSUANT TO THE OFFER.

The Offer is being made pursuant to Section 4.14 of (i) the Indenture relating to the 9% Notes dated as of January 1, 1996 among the Company, the Subsidiary Guarantors named therein and State Street Bank and Trust Company, as trustee (the “9% Indenture”), (ii) the Indenture relating to the 8¾% Notes dated as of June 15, 1997 among the Company, the Subsidiary Guarantors named therein and Wachovia Bank, National Association, as successor trustee (the “8¾% Indenture”) and (iii) the Indenture relating to the 10% Notes dated as of March 1, 2001 among the Company, the Subsidiary Guarantors named therein and Wachovia Bank, National Association, as successor trustee (the “10% Indenture” and, collectively with the 9% Indenture and the 8¾% Indenture, the “Indentures”). On May 15, 2002, the Company completed the KCAL Asset Sale (as defined herein). The purpose of the Offer is to make an Asset Sale Offer (as defined in the Indentures) with the Excess Proceeds (as defined in the Indentures) resulting from the KCAL Asset Sale.

The Company, in its sole discretion, may terminate the Offer at any time prior to the Expiration Date. If the Offer has not been terminated prior to the Expiration Date, the Company will accept for purchase, and pay the Purchase Price for, to the extent of the Net Proceeds not used to purchase Senior Notes in the Concurrent Offer (as each term is defined herein) and subject to proration, all Notes validly tendered and not withdrawn upon the terms of the Offer.

The Offer, if not terminated prior to the Expiration Date, will satisfy the Company’s obligation to make an Asset Sale Offer under Section 4.14 of the Indentures. If this Offer is completed, irrespective of the principal amount, if any, of Notes purchased in this Offer, the Company’s obligations with respect to Section 4.14 of the Indentures will be satisfied and the Company may thereafter use the Excess Proceeds of the KCAL Asset Sale not used to purchase Notes in this Offer or Senior Notes in the Concurrent Offer (as each term is defined herein), for general corporate purposes not otherwise prohibited by the Indentures and the indenture governing the Senior Notes. This Offer will be terminated in the event the Company terminates the Concurrent Offer to purchase Senior Notes; no Notes will be accepted for payment or purchased pursuant to this Offer unless the Concurrent Offer to purchase Senior Notes is consummated. In the event that the Company terminates the Offer prior to the Expiration Date, the Net Proceeds (as defined herein) of the KCAL Asset Sale will remain subject to Section 4.14 of the Indentures.

If the Offer is consummated, Notes that are not tendered, or that are not accepted for purchase pursuant to the Offer, will remain outstanding and shall continue to accrue interest as provided in the Indentures. In addition, the trading market for any Notes not properly tendered pursuant to the Offer may be significantly more limited in the future if the Offer is consummated. See Item 2, “Certain Significant Considerations.”

Tenders of Notes may be withdrawn at any time on or prior to the Expiration Date. For a withdrawal of a tendered Note to be valid, such withdrawal must comply with the procedures set forth in Item 8, “Withdrawal of Tenders.” If the Company makes a material change in the terms of the Offer or the information concerning the Offer or waives a material condition of the Offer, the Company will disseminate additional Offer materials and extend the Offer to the extent required by law.

Subject to the right of the Company to terminate the Offer and to the other terms and conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment) and applicable law, and subject to the consummation of the Concurrent Offer to purchase Senior Notes, the

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Company will accept for purchase, on the eighth business day following the Expiration Date (the “Purchase Date”), to the extent of the Net Proceeds not used to purchase Senior Notes in the Concurrent Offer and subject to proration, all Notes validly tendered (and not withdrawn) pursuant to the Offer on or prior to the Expiration Date. Unless the Company defaults in payment of the Purchase Price, Notes accepted for payment pursuant to the Offer shall cease to accrue interest after the Purchase Date, and, subject to applicable law, shall be paid on or within three business days following the Purchase Date.

In the event that the Offer is terminated, withdrawn or otherwise not completed, or if the Company cannot accept for purchase tendered Notes due to proration, the Purchase Price will not be paid or become payable to Holders of Notes who have validly tendered their Notes in connection with the Offer. In any such event, Notes previously tendered pursuant to the Offer will be promptly returned to each tendering Holder.

From time to time in the future, the Company or its subsidiaries may acquire any Notes that are not tendered pursuant to the Offer (through open market purchases, privately negotiated transactions, tender offers, exchange offers or otherwise), upon such terms and at such prices as they may determine or as required by the Indentures, which may be more or less than the price to be paid pursuant to the Offer and could be for cash or other consideration. There can be no assurance as to which, if any, of these alternatives (or combinations thereof) the Company or its subsidiaries may choose to pursue in the future.

SUBJECT TO COMPLIANCE WITH APPLICABLE SECURITIES LAWS AND THE TERMS SET FORTH IN THIS OFFER TO PURCHASE, THE COMPANY RESERVES THE RIGHT TO EXTEND OR TERMINATE THE OFFER, OR TO OTHERWISE AMEND THE OFFER IN ANY RESPECT.

THIS OFFER TO PURCHASE HAS NOT BEEN FILED WITH OR REVIEWED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY OF ANY COUNTRY, NOR HAS ANY SUCH COMMISSION OR AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFER TO PURCHASE. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL AND MAY BE A CRIMINAL OFFENSE.

August 12, 2002

TABLE OF CONTENTS

IMPORTANT	i
AVAILABLE INFORMATION	ii
INCORPORATION OF DOCUMENTS BY REFERENCE	ii
SUMMARY	1
THE COMPANY	4
BACKGROUND AND PURPOSE OF THE OFFER	4
THE CONCURRENT OFFER; USE OF REMAINING EXCESS PROCEEDS	5
INSTRUCTIONS	6
1. Terms of the Offer; Proration.	6
2. Certain Significant Considerations.	7
3. Purpose of the Offer.	9
4. Certain Information Concerning the Notes.	9
5. Expiration Date; Extension; Amendment; Termination.	9
6. Acceptance for Payment and Payment of Notes.	10
7. Procedures for Tendering Notes.	11
8. Withdrawal of Tenders.	15
9. Certain U.S. Federal Income Tax Consequences.	15
10. The Trustees and the Depositary.	17
11. Fees and Expenses.	17
12. Miscellaneous.	17

IMPORTANT

Any Holder desiring to tender Notes should either (i) in the case of a Holder who holds physical certificates evidencing such Notes, complete and sign the Option of Holder to Elect Purchase (or a manually signed facsimile thereof) in accordance with the instructions therein, have the signature thereon guaranteed (if required by the Option of Holder to Elect Purchase) and send or deliver such manually signed Option of Holder to Elect Purchase (or a manually signed facsimile thereof), together with certificates evidencing such Notes being tendered and any other required documents, to Wachovia Bank, National Association, as Depositary (the “Depositary”), at its address set forth on the back cover of this Offer to Purchase or (ii) in the case of a beneficial owner who holds Notes in book-entry form, request such beneficial owner’s broker, dealer, commercial bank, trust company or other nominee to effect the transaction on behalf of such beneficial owner, and complete and sign the Option of Holder to Elect Purchase (or a manually signed facsimile thereof) and send or deliver such manually signed Option of Holder to Elect Purchase (or a manually signed facsimile thereof) to the Depositary. See Item 7, “Procedures for Tendering Notes.”

Any Holder who desires to tender Notes but who cannot comply with the procedures set forth herein for tender on a timely basis or whose certificates for Notes are not immediately available, may nevertheless tender the Notes by following the procedures for guaranteed delivery set forth under Item 7, “Procedures for Tendering Notes—Guaranteed Delivery.”

The Depository Trust Company (“DTC”) has authorized DTC participants that hold Notes on behalf of beneficial owners of Notes through DTC to tender their Notes as if they were Holders. To effect such a tender, DTC participants should transmit their acceptance to DTC through the DTC Automated Tender Offer Program (ATOP), for which the transaction will be eligible, and follow the procedure for book-entry transfer set forth in Item 7, “Procedures for Tendering Notes.” A beneficial owner of Notes that are held of record by a broker, dealer, commercial bank, trust company or other nominee must instruct such broker, dealer, commercial bank, trust company or other nominee to tender the Notes on the beneficial owner’s behalf. See Item 7, “Procedures for Tendering Notes.”

Tendering Holders will not be obligated to pay the fees and expenses of the Depositary. See Item 11, “Fees and Expenses.” Additional copies of this Offer to Purchase, the Option of Holder to Elect Purchase, the Notice of

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Guaranteed Delivery and other related materials may be obtained from the Depositary at its address and telephone number set forth on the back cover of this Offer to Purchase. Holders may contact their broker, dealer, commercial bank, trust company or nominee through which they hold the Notes with questions and requests for assistance.

This Offer to Purchase does not constitute an offer to purchase in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer under applicable securities or “blue sky” laws. The delivery of this Offer shall not under any circumstances create any implication that the information contained herein or incorporated herein by reference is correct as of any time subsequent to the date hereof, or in the case of information incorporated herein by reference, subsequent to the date thereof, or that there has been no change in the information set forth herein or incorporated herein by reference or in any attachments hereto or in the affairs of the Company or any of its subsidiaries or affiliates since the date hereof.

Certain of the statements in the Offer including, without limitation, statements regarding future transactions, constitute forward-looking statements. For a discussion of risks concerning these forward-looking statements and other risks concerning the Company, please see Item 2, “Certain Significant Considerations” herein, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and the section entitled “Risk Factors — Risks Related to Our Business” in the Company’s Prospectus filed with the Securities and Exchange Commission (the “Commission”) on May 22, 2002.

The Board of Directors of the Company has expressed no opinion as to whether Holders should accept the Offer and tender their Notes thereunder. The Board of Directors believes that each Holder is in a better position to determine if tendering their Notes pursuant to the Offer is in their best interest based on the price they originally paid for their Notes, their personal financial situation and the tax impact of the tender on such Holder.

AVAILABLE INFORMATION

The Company is currently subject to the periodic reporting and other informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, in accordance therewith, files reports and other information required thereby to the Commission. Such reports and other information, as well as other information required under the Securities Act of 1933, as amended (the “Securities Act”), can be inspected and copied at proscribed rates at the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington D.C. 20549. Such material may also be accessed electronically by means of the Commission’s home page on the Internet (http://www.sec.gov). This site contains reports, proxy and information statements, prospectuses and other information regarding issuers that file electronically with the Commission.

INCORPORATION OF DOCUMENTS BY REFERENCE

The following documents filed by the Company with the Commission pursuant to the Exchange Act or the Securities Act are incorporated herein by reference and shall be deemed to be a part hereof.

•	The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001;

•	The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002;

•	The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002;

•	The Company’s Current Report on Form 8-K dated May 15, 2002, filed with the Commission on May 23, 2002;

•	The Company’s Current Report on Form 8-K dated February 12, 2002, filed with the Commission on March 8, 2002;

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•	The Company’s Current Report on Form 8-K dated February 13, 2002, filed with the Commission on February 13, 2002;

•	The Company’s Prospectus filed with the Commission on May 22, 2002; and

•	The definitive proxy statement relating to the Company’s 2002 annual meeting of stockholders dated April 15, 2002.

All documents and reports filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after the date of this Offer to Purchase and on or prior to the earlier of the Purchase Date or termination of the Offer shall be deemed incorporated herein by reference and shall be deemed to be a part hereof from the date of filing of such documents and reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this statement to the extent that a statement contained herein or in any subsequently filed document or report that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this statement.

The Company will provide without charge to each person to whom this Offer to Purchase is delivered, upon the written request of such person, a copy of any or all of the documents which are incorporated by reference herein, other than exhibits to such documents which are not specifically incorporated by reference herein. Requests should be directed to the Depositary at its address set forth on the back cover page hereof. The information relating to the Company contained in this Offer to Purchase does not purport to be complete and should be read together with the information contained in the incorporated documents.

No person has been authorized to give any information or to make any representation not contained in this Offer to Purchase and, if given or made, such information or representation may not be relied upon as having been authorized by the Company or the Depositary.

THIS OFFER TO PURCHASE AND THE OPTION OF HOLDER TO ELECT PURCHASE CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.

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SUMMARY

The following summary is qualified in its entirety by the more detailed information appearing elsewhere or incorporated by reference in this Offer to Purchase and the Option of Holder to Elect Purchase. Capitalized terms not otherwise defined have the meanings assigned to them elsewhere in this Offer to Purchase.

The Company	Young Broadcasting Inc., a Delaware corporation.

The Offer
The Company is making an offer to purchase for cash from the Holders, upon the terms and subject to the conditions described herein, (i) a minimum of $13.6 million and a maximum of $51.5 million principal amount of its 9% Notes, (ii) a minimum of $21.8 million and a maximum of $82.4 million principal amount of its 8¾% Notes and (iii) a minimum of $54.5 million and a maximum of $206.0 million principal amount of its 10% Notes, each at an offer price in cash equal to $1,000 per $1,000 principal amount of Notes validly tendered and not withdrawn on or prior to the Expiration Date, plus accrued and unpaid interest thereon to the Purchase Date. Notwithstanding the maximum principal amounts of each series of Notes offered to be purchased herein, the principal amount of one or more series of Notes that the Company may purchase may exceed the maximum principal amount of such series specified herein due to proration in accordance with the terms of the Indentures. The amount of accrued and unpaid interest on the Notes through the Purchase Date is estimated to be, (i) with respect to the 9% Notes, $242,045 if the minimum principal amount of $13.6 million is purchased and $914,394 if the maximum principal amount of $51.5 million is purchased, (ii) with respect to the 8 3/4% Notes, $535,606 if the minimum principal amount of $21.8 million is purchased and $2.0 million if the maximum principal amount of $82.4 million is purchased and (iii) with respect to the 10% Notes, $148,106 if the minimum principal amount of $54.5 million is purchased and $559,512 if the maximum principal amount of $206.0 million is purchased.

Expiration Date
The Offer will expire at 5:00 p.m., New York City time, on September 12, 2002, unless extended or earlier terminated. The term “Expiration Date” means such time and date, or if the Offer is extended, the latest time and date to which such Offer is so extended.

Purchase Date
Subject to applicable law, if the Offer has not been terminated prior to the Expiration Date, the Company will accept for purchase, on the eighth business day following the Expiration Date (the “Purchase Date”), to the extent of the Net Proceeds of the KCAL Asset Sale not used to purchase Senior Notes in the Concurrent Offer and on a pro rata basis pursuant to the terms of the Indentures, all Notes validly tendered and not withdrawn on or prior to the Expiration Date.

Payment Date	Subject to applicable law, payments of the Purchase Price will be made on or within three business days following the Purchase Date (the “Payment Date”).

Source of Funds	The source of funds necessary to conduct the Offer will be the proceeds from the sale of the assets of KCAL-TV to CBS

Broadcasting Inc., net of post-closing adjustments, fees, expenses and taxes attributable to such sale and amounts used for the repayment of senior secured indebtedness and the purchase of Senior Notes in the Concurrent Offer.

Procedures for Tendering Notes
Any Holder desiring to tender Notes pursuant to the Offer should either (i) in the case of a Holder who holds physical certificates evidencing such Notes, complete and sign the enclosed Option of Holder to Elect Purchase (or a manually signed facsimile thereof) in accordance with the instructions set forth therein, have the signature thereon guaranteed if required, and send or deliver such manually signed Option of Holder to Elect Purchase (or a manually signed facsimile thereof), together with the certificates evidencing the Notes being tendered and any other required documents, to the Depositary or (ii) in the case of a Holder who holds Notes in book-entry form, request his or her broker, dealer, commercial bank, trust company or other nominee to effect the transaction for him or her. Beneficial owners of Notes that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender their Notes.

Holders who are tendering by book-entry transfer to the Depositary’s account at DTC can execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary’s account at DTC. DTC will then send an agent’s message to the Depositary for its acceptance. Delivery of the agent’s message by DTC will satisfy the terms of the Offer as to the tender of Notes.

A Holder who desires to tender Notes pursuant to the Offer and who cannot comply with the procedures set forth herein for tender or delivery on a timely basis, or whose Notes are not immediately available, may tender such Notes pursuant to the procedures for guaranteed delivery set forth herein.

Withdrawal Rights	Tenders of Notes pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date, upon compliance with the procedures described herein, but not thereafter.

Untendered Notes
Notes not tendered and purchased pursuant to the Offer will remain outstanding and shall continue to accrue interest as provided in the Indentures. As a result of the consummation of the Offer, the aggregate principal amount of the Notes that are outstanding may be significantly reduced, which may adversely affect the liquidity of and, consequently, the market price for the Notes. Holders who tender only a portion of their Notes pursuant to the Offer will be issued Notes equal in principal amount to the unpurchased portion of the Notes surrendered.

Termination; Acceptance for Payment and Payment for Notes
The Company, in its sole discretion, may terminate the Offer at any time prior to the Expiration Date. However, if the Offer has not been terminated prior to the Expiration Date, the Company will accept for purchase on the Purchase Date, to the extent of the Net Proceeds not used to purchase Senior Notes in the Concurrent Offer and subject to proration, all Notes validly tendered and not withdrawn on or prior to the Expiration Date. Payment for Notes validly tendered and accepted for payment will be made by deposit of such amounts with the Depositary who will act as agent for the tendering Holders for the purpose of receiving payments from the Company and transmitting such payments to the tendering Holders. Subject to applicable law, such payments are expected to be made on the Payment Date. Notes accepted for payment pursuant to the Offer shall cease to accrue interest after the Purchase Date, unless the Company defaults in payment of the Purchase Price.

Risk Factors
Tendering Notes pursuant to this Offer involves risks. See Item 2, “Certain Significant Considerations,” the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and the section entitled “Risk Factors–Risks Related to Our Business” in the Company’s prospectus filed with the Commission on May 22, 2002.

Certain Tax Considerations	Holders of Notes should consider certain U.S. federal income tax consequences of the Offer. See Item 9, “Certain U.S. Federal Income Tax Consequences.”

The Trustees and the Depositary
State Street Bank and Trust Company is the Trustee under the 9% Indenture and Wachovia Bank, National Association (f/k/a First Union National Bank) is the Trustee under the 8¾% Indenture and the 10% Indenture. Wachovia Bank shall act as the Depositary for all tenders of Notes. Wachovia Bank’s address and telephone number are set forth on the back cover of this Offer to Purchase.

Additional Documentation; Further Information and Assistance
Requests for additional copies of the Offer to Purchase and the Option of Holder to Elect Purchase may be directed to the Depositary. Requests for copies of the documents incorporated herein by reference or of the Indentures may also be directed to the Depositary. Beneficial owners of Notes may contact their broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

THE COMPANY

We own and operate eleven television stations in geographically diverse markets and a national television sales representation firm, Adam Young Inc. Six of the stations are affiliated with American Broadcasting Companies, Inc. (ABC), three are affiliated with CBS Inc. (CBS), one is affiliated with National Broadcasting Company, Inc. (NBC) and one is an independent station. Each of our stations is owned and operated by a direct or indirect subsidiary. We are presently the eighth largest ABC network affiliate group in terms of households reached. KRON-TV, San Francisco, California, is our independent VHF television station operating in the San Francisco market, which is ranked as the fifth largest television market in terms of population.

The Company is a Delaware corporation that was founded in 1986 by Vincent Young and his father, Adam Young. Vincent Young, the Company’s Chairman, has over 25 years of experience in the television broadcast industry, and Adam Young has over 50 years of experience in the industry. Ronald Kwasnick, the Company’s President, has over 25 years of experience in the industry.

The Company’s principal offices are located at 599 Lexington Avenue, New York, New York 10022, and its telephone number is (212) 754-7070.

BACKGROUND AND PURPOSE OF THE OFFER

On February 12, 2002, the Company entered into an Asset Purchase Agreement with CBS Broadcasting Inc. (“CBS”) pursuant to which the Company agreed to sell to CBS all of the assets of KCAL-TV, Los Angeles, California (the “KCAL Assets”) for an aggregate cash purchase price of $650 million, subject to adjustment (the “KCAL Asset Sale”). As required by the Indentures, the Board of Directors of the Company determined that the sale price was at least equal to the fair market value of the KCAL Assets. On May 15, 2002, the KCAL Asset Sale was completed. The cash proceeds received by the Company at closing, after closing adjustments as provided in the sale agreement, was $632.2 million. Concurrently with the completion of the KCAL Asset Sale, as required pursuant to the terms of the Company’s senior secured credit facilities, the Company applied approximately $226.2 million of such cash proceeds to repay in full all indebtedness then outstanding under such senior secured credit facilities. The Company estimates that the post-closing adjustments, fees, expenses and taxes attributable to the KCAL Asset Sale equal an aggregate of approximately $66 million. Accordingly, the proceeds from the KCAL Asset Sale, net of the foregoing items, is estimated to be approximately $340 million.

The KCAL Asset Sale constitutes an “Asset Sale” and the net proceeds from the KCAL Asset Sale constitute “Net Proceeds,” as both terms are defined in the Indentures. Under Section 4.14(b) of the Indentures, within 360 days after the completion of the KCAL Asset Sale, the Company has the right to elect to apply the Net Proceeds to permanently reduce senior debt and/or to make an investment in or otherwise acquire assets related to the television broadcasting business. The Company has elected at this time to make the Concurrent Offer to purchase Senior Notes (as each term is defined below) and to thereafter not apply the remaining Net Proceeds as permitted under the Indentures. Accordingly, under Section 4.14(b) of the Indentures, the Net Proceeds remaining following consummation of the Concurrent Offer will constitute “Excess Proceeds” (as defined in the Indentures), triggering the obligation of the Company to commence an Asset Sale Offer (as defined in the Indentures) to purchase the Notes on a pro rata basis at a purchase price in cash equal to $1,000 per $1,000 principal amount of Notes, plus accrued and unpaid interest, if any, to the date of payment, subject to the prior completion of the Concurrent Offer to purchase Senior Notes. The aggregate amount of Excess Proceeds which will be available in this Offer will be the amount of the Excess Proceeds not used to purchase Senior Notes in the Concurrent Offer (which amount will be a minimum of $90 million and a maximum of $340 million principal amount of Notes).

If the Concurrent Offer is terminated prior to its expiration date, which is the same date as the Expiration Date, this Offer will likewise be terminated; no Notes will be accepted for payment or purchased pursuant to this

Offer unless the Concurrent Offer to purchase Senior Notes is consummated. Notwithstanding the foregoing, however, regardless of whether the Concurrent Offer is consummated, the Company, in its sole discretion, may terminate the Offer at any time prior to the Expiration Date. If the Company terminates the Offer prior to the Expiration Date, the “Excess Proceeds” not used to purchase Senior Notes in the Concurrent Offer will revert back to being “Net Proceeds” of the KCAL Asset Sale, and such Net Proceeds may be applied by the Company, pursuant to the terms of the Indentures, to permanently reduce debt under the senior secured credit facilities and/or to make an investment in or otherwise acquire assets related to the television broadcasting business, or to make a new Asset Sale Offer; provided, however, if after 360 days following the KCAL Asset Sale the Company has not made a new Asset Sale Offer and the remaining Net Proceeds of the KCAL Asset Sale exceed $5.0 million, the Company will be required to make a new Asset Sale Offer pursuant to the terms of the Indentures.

THE CONCURRENT OFFER; USE OF REMAINING EXCESS PROCEEDS

Concurrently with the Offer being made hereby, the Company is making an offer to purchase (the “Concurrent Offer”) all of its outstanding 8½% Senior Notes due 2008 (the “Senior Notes”), at a cash purchase price equal to $1,000 per $1,000 principal amount of Senior Notes tendered, plus accrued and unpaid interest through the date of payment. The aggregate principal amount of Senior Notes purchased in the Concurrent Offer will reduce the amounts available to purchase Notes in this Offer. As of the date of this Offer, there is outstanding $250 million aggregate principal amount of Senior Notes.

If this Offer and the Concurrent Offer are completed, to the extent that the aggregate Excess Proceeds exceeds the aggregate principal amount of Notes purchased in such offers, the Company may thereafter use such excess for general corporate purposes not otherwise prohibited by the Indentures and the indenture governing the Senior Notes.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.    Terms of the Offer; Proration.

Pursuant to Section 4.14 of the Indentures, and upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment) set forth herein and in the accompanying Option of Holder to Elect Purchase, the Company hereby offers to purchase for cash (i) a minimum of $13.6 million and a maximum of $51.5 million aggregate principal amount of its 9% Notes, (ii) a minimum of $21.8 million and a maximum of $82.4 million aggregate principal amount of its 8¾% Notes and (iii) a minimum of $54.5 million and a maximum of $206.0 million aggregate principal amount of its 10% Notes at an offer price in cash equal to $1,000 per $1,000 principal amount of Notes validly tendered, plus accrued and unpaid interest thereon to the Purchase Date (as defined below) (the “Purchase Price”). Subject to the right of the Company to terminate the Offer and to the other terms and conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment) and applicable law, and subject to the consummation of the Concurrent Offer to purchase Senior Notes, the Company will accept for purchase, on the eighth business day following the Expiration Date (the “Purchase Date”), to the extent of the Net Proceeds not used to purchase Senior Notes in the Concurrent Offer and subject to proration, all Notes validly tendered (and not withdrawn) pursuant to the Offer on or prior to the Expiration Date on a pro rata basis upon the terms and subject to the conditions of the Offer. Unless the Company defaults in payment of the Purchase Price, Notes accepted for payment pursuant to the Offer shall cease to accrue interest after the Purchase Date, and, subject to applicable law, shall be paid on or within three business days following the Purchase Date (the “Payment Date”).

The amount of accrued and unpaid interest on the Notes through the Purchase Date is estimated to be, (i) with respect to the 9% Notes, $242,045 if the minimum principal amount of $13.6 million is purchased and $914,394 if the maximum principal amount of $51.5 million is purchased, (ii) with respect to the 8 3/4 Notes, $535,606 if the minimum principal amount of $21.8 million is purchased and $2.0 million if the maximum principal amount of $82.4 million is purchased and (iii) with respect to the 10% Notes, $148,106 if the minimum principal amount of $54.5 million is purchased and $559,512 if the maximum principal amount of $206.0 million is purchased.

Tenders of Notes may be withdrawn at any time prior to the Expiration Date, upon compliance with the procedure described herein, but not thereafter.

The Offer, if not terminated prior to the Expiration Date, will satisfy the Company’s obligation to make an Asset Sale Offer (as defined in the Indentures) under Section 4.14 of the Indentures. In the event that the Company terminates the Offer prior to the Expiration Date, the Net Proceeds of the KCAL Asset Sale will remain subject to Section 4.14 of the Indentures.

If the aggregate principal amount of each series of Notes validly tendered and not withdrawn prior to the Expiration Date is less than or equal to each such series’ allocable pro rata portion of the Excess Proceeds remaining following completion of the Concurrent Offer, the Company will, upon the terms and subject to the conditions of the Offer, accept for payment and purchase all Notes so tendered at the Purchase Price on the Payment Date. Notwithstanding the maximum principal amounts of each series of Notes offered to be purchased herein, the principal amount of one or more series of Notes that the Company may purchase may exceed the maximum principal amount of such series specified herein due to proration in accordance with the terms of the Indentures.

It the aggregate principal amount of each series of Notes validly tendered and not withdrawn prior to the Expiration Date is greater than each such series’ allocable pro rata portion of the Excess Proceeds remaining following completion of the Concurrent Offer, the Company will upon the terms and subject to the conditions of the Offer, accept for payment and purchase validly tendered Notes on a pro rata basis in accordance with the terms of the Indentures. As of the date of this Offer to Purchase, $825 million aggregate principal amount of Notes are outstanding. All Notes tendered and not purchased pursuant to the Offer, including the portion of Notes not purchased because of proration, will be issued new Notes equal in principal amount to the unpurchased portion of Notes surrendered and shall be returned to the tendering Holders at the Company’s expense as promptly as practicable following the Payment Date (and in the case of Notes tendered by book-entry transfer, beneficial interests in such Notes will be credited to the account maintained at DTC from which such Notes were delivered).

In the event that proration of tendered Notes is required, the Company and the Depositary will determine the proration factor as soon as practicable following the Expiration Date. Proration for each Holder tendering Notes will be determined pursuant to the terms of the Indentures. The amount of Notes to be purchased will be adjusted downward to the nearest $1,000 principal amount. Because of the need to determine the final Concurrent Offer results and the difficulty in determining the amount of Notes validly tendered (including Notes tendered by guaranteed delivery procedures, as described in Item 7, “Procedures for Tendering Notes”) and not properly withdrawn, the Company does not expect that it will be able to announce the final proration factor or commence payment for any Notes purchased pursuant to the Offer immediately following the Purchase Date. The preliminary results of any proration will be announce by press release as promptly as practicable after the Purchase Date. Holders may obtain preliminary proration information from the Depositary and may be able to obtain such information from their brokers.

The Company expressly reserves the right to terminate or amend the Offer in any respect. See Item 5, “Expiration Date; Extension; Amendment; Termination.” The Company, in its sole discretion, may terminate the Offer at any time prior to the Expiration Date. If the Offer has not been terminated prior to the Expiration Date, all Notes validly tendered in accordance with the procedures set forth under Item 7, “Procedures for Tendering Notes,” and not withdrawn in accordance with the procedures set forth under Item 8, “Withdrawal of Tenders,” on or prior to the Expiration Date will, upon the terms and subject to the conditions hereof, be accepted for payment by the Company on the Purchase Date and payments of the Purchase Price therefor will be made on the Payment Date.

If any tendered Notes are not purchased pursuant to the Offer for any reason, or certificates are submitted evidencing more Notes than are tendered, such Notes not purchased will be returned, without expense, to the tendering Holder (and, in the case of Notes tendered by book-entry transfer, beneficial interests in such Notes will be credited to the account maintained at DTC from which such Notes were delivered) unless otherwise requested by such Holder under “Special Payment Instructions” and “Special Delivery Instructions,” promptly following the Purchase Date or termination of the Offer.

Holders of Notes tendered and not purchased pursuant to the Offer will be issued new Notes equal in principal amount to the unpurchased portion of Notes surrendered and shall be returned to the tendering Holders at the Company’s expense as promptly as practicable following the Payment Date (and in the case of Notes tendered by book-entry transfer, beneficial interests in such Notes will be credited to the account maintained at DTC from which such Notes were delivered).

2.    Certain Significant Considerations.

The following considerations, in addition to the other information described elsewhere in this Offer to Purchase, should be carefully considered by each Holder before deciding whether to participate in the Offer.

Limited Trading Market.    The Notes are not listed on any national or regional securities exchange. To the Company’s knowledge, the Notes are traded infrequently in transactions arranged through brokers. Quotations for securities that are not widely traded, such as the Notes, may differ from actual trading prices and should be viewed as approximations. Holders are urged to contact their brokers with respect to current information regarding the Notes. To the extent that Notes are tendered and accepted in the Offer, any existing trading market for the remaining Notes is likely to become significantly more limited in the future. A debt security with a smaller outstanding principal amount available for trading (a smaller “float”) may command a lower price than would a comparable debt security with a greater float. The reduced float may also make the trading price of the Notes that are not tendered and accepted for payment more volatile. Consequently, the liquidity, market value and price volatility of Notes which remain outstanding may be adversely affected. Holders of unpurchased Notes may attempt to obtain quotations for the Notes from their brokers; however, there can be no assurance that any trading market will exist for the Notes following consummation of the Offer. The extent of the public market for the Notes following consummation of the Offer will depend upon the number of Holders remaining at such time, the interest in maintaining a market in such Notes on the part of securities firms and other factors. The Company does not intend to create or sustain a market for Notes that remain outstanding following the consummation of the Offer. However, the Company expressly reserves the absolute right, in its sole discretion, from time to time to purchase any Notes after the Expiration Date, through open market or privately negotiated transactions, one or more additional tender or exchange offers or otherwise on terms that may differ materially from the terms of the Offer.

Use of Excess Proceeds Not Used to Repurchase Notes or Senior Notes.    If this Offer and the Concurrent Offer are completed, to the extent that the aggregate Excess Proceeds exceeds the aggregate principal amount of Notes and Senior Notes purchased in such offers, the Company may thereafter use such excess for general corporate purposes not otherwise prohibited by the Indentures and the indenture governing the Senior Notes, including to redeem, purchase or otherwise acquire Notes and Senior Notes not purchased in the Offer and the Concurrent Offer, through open market or privately negotiated transactions, one or more additional tender or exchange offers or otherwise. Under the terms of the indentures governing the 8 3/4% Notes and the 9% Notes, the Company has the right, at its option, to redeem all or a portion of the 8 3/4% Notes and the 9% Notes at any time. While the ability of the Company to redeem, purchase or otherwise acquire the 8 3/4% Notes and the 10% Notes is restricted by the terms of the Senior Notes indenture governing “restricted payments” on indebtedness subordinate in right of payment to the Senior Notes, no such restriction exists with respect to the redemption, purchase or other acquisition of the 9% Notes. Accordingly, to the extent that the aggregate Excess Proceeds exceeds the aggregate principal amount of Notes purchased in this Offer and Senior Notes purchased in the Concurrent Offer, the Company may thereafter use such excess to redeem, purchase or otherwise acquire the 9% Notes without regard to the terms of the Senior Notes indenture governing “restricted payments” on indebtedness subordinate in right of payment to the Senior Notes.

Fraudulent Transfer Considerations.    If in a bankruptcy or reorganization case or a lawsuit by or on behalf of unpaid creditors of the Company, a court were to find that, at the time the Notes are accepted for payment (a) the Company purchased the Notes with the intent of hindering, delaying or defrauding current or future creditors, or (b) (i) the Company paid more than reasonably equivalent value or fair consideration for the Notes and (ii) the Company: (A) was insolvent or was rendered insolvent by reason of such purchase; (B) was engaged, or about to engage, in a business or transaction for which its assets constituted unreasonably small capital; (C) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they matured (as all of the foregoing terms are defined in or interpreted under the relevant fraudulent transfer or conveyance statutes); or (D) was a defendant in an action for money damages, or had a judgment for money damages docketed against it (if, in either case, after final judgment the judgment is unsatisfied), then such court could find that the payment to tendering Holders involved the incurring of obligations or the transferring of interests in property deemed under applicable law to be fraudulent as against creditors (a “fraudulent conveyance”). To the extent such payments were deemed to be a fraudulent conveyance, there is a risk that tendering Holders would be ordered by a court to turn over to the Company’s trustee in bankruptcy or to the Company, as debtor in possession, the consideration paid to them for their Notes.

Separate and apart from any fraudulent conveyance attack, any payment made to Holders in consideration for their Notes may also be subject to challenge as a preference if such payment: (i) is made within ninety days prior to a bankruptcy filing by the Company; (ii) is made when the Company is insolvent; and (iii) permits the Holders to receive more than they otherwise might receive in a liquidation of the Company pursuant to Chapter 7 of the United States Bankruptcy Code. If such payment were deemed to be a preference, such payment could be recovered by the Company’s trustee in bankruptcy or by the Company, as debtor in possession, and Holders would be restored to their previous positions as unsecured creditors of the Company.

3.    Purpose of the Offer.

The purpose of the Offer is to make an Asset Sale Offer with the Excess Proceeds resulting from the KCAL Asset Sale as required under the Indentures. This Offer to Purchase serves as the notice required by Section 4.14(d) of the Indentures. The Offer, if not terminated prior to the Expiration Date, will satisfy the Company’s obligation to make an Asset Sale Offer under Section 4.14 of the Indentures. If this Offer is completed, irrespective of the principal amount, if any, of Notes purchased in this Offer, the Company’s obligations with respect to Section 4.14 of the Indentures will be satisfied and the Company may thereafter use the Excess Proceeds of the KCAL Asset Sale not used to purchase Senior Notes in the Concurrent Offer and Notes in this Offer, for general corporate purposes not otherwise prohibited by the Indentures and the indenture governing the Senior Notes. In the event that the Company terminates the Offer prior to the Expiration Date, the “Excess Proceeds” will revert back to being Net Proceeds of the KCAL Asset Sale, and such Net Proceeds will remain subject to Section 4.14 of the Indentures.

4.    Certain Information Concerning the Notes.

The 9% Notes.    The 9% Notes were issued in an aggregate principal amount of $125 million, all of which are outstanding. The Company may, at its option, redeem some or all of the 9% Notes at any time in accordance with the indenture governing the 9% Notes. If the Company were to redeem the 9% Notes in the twelve-month period commencing on January 15, 2002, the redemption price to be paid would be 103.0% of the principal amount thereof, 101.5% of the principal amount thereof for the twelve-month period commencing January 15, 2003 and thereafter declining to 100.000% of the principal amount thereof for redemption commencing January 15, 2004, in each case, together with accrued and unpaid interest to the redemption date.

The 8¾% Notes.    The 8¾% Notes were issued in an aggregate principal amount of $200 million, all of which are outstanding. The Company may, at its option, redeem some or all of the 8¾% Notes at any time in accordance with the indenture governing the 8¾% Notes and subject to the terms of the Company’s other indentures. If the Company were to redeem the 8¾% Notes in the twelve-month period commencing on June 15, 2002, the redemption price to be paid would be 104.375% of the principal amount thereof, 102.917% of the principal amount thereof for the twelve-month period commencing June 15, 2003, 101.458% of the principal amount thereof for the twelve-month period commencing June 15, 2004 and thereafter declining to 100.000% of the principal amount thereof for redemption commencing June 15, 2005, in each case, together with accrued and unpaid interest to the redemption date.

The 10% Notes.    The 10% Notes were issued in an aggregate principal amount of $500 million, all of which are outstanding. The Notes are redeemable at the option of the Company on or after March 1, 2006 in accordance with the indenture governing the 10% Notes and subject to the terms of the Company’s other indentures. If the Company were to redeem the 10% Notes in the twelve-month period commencing on March 1, 2006, the redemption price to be paid would be 105.0% of the principal amount thereof, 103.333% of the principal amount thereof for the twelve-month period commencing March 1, 2007, 101.667% of the principal amount thereof for the twelve-month period commencing March 1, 2008 and thereafter declining to 100.000% of the principal amount thereof for redemption commencing March 1, 2009, in each case, together with accrued and unpaid interest to the redemption date.

The other terms of the Notes are those stated in the Indentures and those made part of the Indentures by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Offer is qualified in its entirety by reference to the Notes and the Indentures. Copies of the Indentures are available from the Depositary at the address and telephone numbers set forth on the back cover of this Offer to Purchase.

5.    Expiration Date; Extension; Amendment; Termination.

The Offer will expire at 5:00 p.m., New York City time, on September 12, 2002, unless earlier terminated by the Company. In the event that the Offer is extended, the term “Expiration Date” with respect to such extended Offer shall mean the latest time and date on which the Offer, as so extended, shall expire. The Company expressly reserves the right to extend the Offer from time to time or for such period or periods as it may be legally required by giving oral (to be confirmed in writing) or written notice of such extension to the Depositary and by making a public announcement by press release to the Dow Jones New Service or similar news service at or prior to 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. During any extension of the Offer, all Notes previously tendered and not accepted for purchase will remain subject to such Offer and may, subject to the terms and conditions thereof, be accepted for purchase by the Company unless validly withdrawn on or prior to such extended Expiration Date.

To the extent it is legally permitted to do so, the Company expressly reserves the absolute right, in its sole discretion, with respect to the Offer, to (i) terminate the Offer prior to the Expiration Date, (ii) amend any of the terms of any of the Offer and (iii) modify the Purchase Price for the Notes. The Offer will be terminated in the event the Concurrent Offer to purchase Senior Notes is terminated. Any amendment to the Offer will apply to all Notes tendered pursuant to such Offer. If the Company makes a material change in the terms of an Offer, the Company will give oral (to be confirmed in writing) or written notice of such amendment or such waiver to the Depositary and, to the extent required by law, will disseminate additional Offer materials and extend the Offer.

This Offer to Purchase and the Option of Holder to Elect Purchase and other relevant materials are being mailed by the Company to record holders of Notes as of August 12, 2002 and are being furnished to brokers, commercial banks, trust companies and similar persons whose names, or the names of whose nominees, appear on the Company’s list of Holders, or if applicable, who are listed as participants in DTC’s security participant listing, for subsequent transmittal to beneficial Holders.

The Company expressly reserves the right, in its sole discretion, to terminate the Offer at any time prior to the Expiration Date. Any such termination will be followed promptly by public announcement thereof. In the event the Company shall terminate the Offer, it shall give immediate notice thereof to the Depositary, and all applicable Notes theretofore tendered and not accepted for payment shall be returned promptly to the tendering Holders thereof. In the event that the Offer is terminated, withdrawn or otherwise not completed, the Purchase Price with respect to the applicable Notes will not be paid or become payable. See Item 8, “Withdrawal of Tenders.”

6.    Acceptance for Payment and Payment of Notes.

Subject to the right of the Company to terminate the Offer and to the other terms and conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment) and applicable law, and subject to the consummation of the Concurrent Offer to purchase Senior Notes, the Company will accept for purchase on the Purchase Date, to the extent of the Net Proceeds not used to purchase Senior Notes in the Concurrent Offer and subject to proration, all Notes validly tendered (and not withdrawn) pursuant to the Offer on or prior to the Expiration Date. See Item 1, “Terms of the Offer; Proration.” Unless the Company defaults in payment of the Purchase Price, Notes accepted for payment pursuant to the Offer shall cease to accrue interest after the Purchase Date, and, subject to applicable law, the Purchase Price therefor shall be paid on or prior to the Payment Date. Such payment will be made by the deposit by the Company with the Depositary of the Purchase Price, in immediately available funds, promptly after the Expiration Date so that the payment of the Purchase Price may be made to tendering Holders on the Payment Date. The Depositary will act as agent for tendering Holders for the purpose of delivering payment from the Company to tendering Holders. Under no circumstances will interest on the Purchase Price be paid by the Company by reason of any delay on behalf of the Depositary in making such payment.

Tenders of Notes pursuant to the Offer will be accepted only in principal amounts of $1,000 or integral multiples thereof; except that if all the Notes of a Holder are tendered pursuant to the Offer, the aggregate principal amount of the Notes held by such Holder, even if not a multiple of $1,000, shall be purchased.

The Company expressly reserves the right, in its sole discretion and subject to Rule 14e-1(c) under the Exchange Act, to delay acceptance for purchase of Notes tendered in the Offer or the payment for Notes accepted for purchase, or to terminate the Offer and not accept for purchase any Notes at any time prior to the Expiration Date. In all cases, payment by the Depositary to Holders of the Purchase Price for Notes accepted for purchase pursuant to the Offer will be made only after timely receipt by the Depositary of (i) certificates representing such Notes or timely confirmation or a book-entry transfer of such Notes into the Depositary’s account at DTC pursuant to the procedures set forth under Item 7, “Procedures for Tendering Notes,” (ii) a properly completed and duly executed Option of Holder to Elect Purchase (or a manually signed facsimile thereof) and (iii) any other documents required by the Option of Holder to Elect Purchase, as applicable.

For purposes of the Offer, validly tendered Notes (or defectively tendered Notes for which the Company has waived such defect) will be deemed to have been accepted for payment by the Company if, as and when the Company gives oral or written notice thereof to the Depositary.

If any tendered Notes are not purchased pursuant to the Offer for any reason, or certificates are submitted evidencing more Notes than are tendered, such Notes not purchased will be returned, without expense, to the tendering Holder (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered) unless otherwise requested by such Holder under “Special Payment Instructions” and “Special Delivery Instructions,” promptly following the Expiration Date or termination of the Offer.

Tendering Holders of Notes purchased pursuant to the Offer will not be obligated to pay brokerage commissions, fees or transfer taxes with respect to the purchase of their Notes unless the document entitled “Special Payment Instructions” and “Special Delivery Instructions” on the Option of Holder to Elect Purchase has been completed, as described in the Instructions thereto. The Company will pay all other charges and expenses in connection with the Offer. See Item 10, “The Trustees and the Depositary” and Item 11, “Fees and Expenses.”

7.    Procedures for Tendering Notes.

Holders will not be entitled to receive the Purchase Price unless they tender their Notes pursuant to the Offer on or prior to the Expiration Date.

The method of delivery of Notes and Options of Holder to Elect Purchase, any required signature guarantees and all other required documents, including delivery through DTC and any acceptance of an Agent’s Message transmitted through ATOP, is at the election and risk of the person tendering Notes and delivering Options of Holder to Elect Purchase and, except as otherwise provided in the Option of Holder to Elect Purchase, delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary on or prior to such date.

Tender of Notes.    The tender by a Holder of Notes (and subsequent acceptance of such tender by the Company) pursuant to one of the procedures set forth below will constitute a binding agreement between such Holder and the Company on the terms and subject to the conditions set forth herein, in the Option of Holder to Elect Purchase and, if applicable, in the Notice of Guaranteed Delivery.

The procedures by which Notes may be tendered by beneficial owners who are not registered Holders will depend upon the manner in which the Notes are held.

Tender of Notes Held in Physical Form.    To effectively tender Notes held in physical form pursuant to the Offer, a properly completed Option of Holder to Elect Purchase (or a manually signed facsimile thereof) duly executed by the Holder thereof, and any other documents required by the Option of Holder to Elect Purchase, must be received by the Depositary at its address set forth on the back cover of this Offer to Purchase and certificates representing such Notes must be received by the Depositary at such address on or prior to the Expiration Date. A tender of Notes may also be effected through the deposit of Notes with DTC and making book-entry delivery as described below. A tendering Holder may comply with the guaranteed delivery procedure set forth below if such Holder is unable to tender Notes on or prior to the Expiration Date. Options of Holder to Elect Purchase and Notes should be sent only to the Depositary and should not be sent to the Company.

If the Notes are registered in the name of a person other than the signer of an Option of Holder to Elect Purchase, then, in order to tender such Notes pursuant to the Offer, the Notes must be endorsed or accompanied by an appropriate written instrument or instruments of transfer signed exactly as the name or names of such Holder or Holders appear on the Notes, with the signature(s) on the Notes or instruments of transfer guaranteed as provided below. In the event such procedures are followed by a beneficial owner tendering Notes, the Holder or Holders of such Notes must sign a valid proxy because only registered Holders as of the date of delivery of the Option of Holder to Elect Purchase are entitled to tender Notes.

Tender of Notes Held Through a Custodian.    Any beneficial owner whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Notes should contact the registered Holder promptly and instruct such Holder to tender Notes on such beneficial owner’s behalf. If such beneficial owner wishes to tender such Notes himself, such beneficial owner must, prior to completing and executing the Option of Holder to Elect Purchase and delivering such Notes, either make appropriate arrangement to register ownership of the Notes in such beneficial owner’s name, or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

Tender of Notes Held Through DTC.    To effectively tender Notes that are held through DTC, DTC participants should either (i) properly complete and duly execute the Option of Holder to Elect Purchase (or a manually signed facsimile thereof), together with any other documents required by the Option of Holder to Elect Purchase, and mail or deliver the Option of Holder to Elect Purchase and such other documents to the Depositary or (ii) electronically transmit their acceptance through ATOP (and thereby tender Notes), for which the Offer will be eligible, followed by a properly completed and duly executed Option of Holder to Elect Purchase delivered to the Depositary. Upon receipt of such Holder’s acceptance through ATOP, DTC will edit and verify the acceptance and send an Agent’s Message (as defined below) to the Depositary for its acceptance. Delivery of tendered Notes must be made to the Depositary pursuant to the book-entry delivery procedures set forth below, or the tendering DTC participant must comply with the guaranteed delivery procedures set forth below.

Except as provided below, unless the Notes being tendered are deposited with the Depositary on or prior to the Expiration Date (accompanied by a properly completed and duly executed Option of Holder to Elect Purchase or a properly transmitted Agent’s Message), the Company may, at its option, treat such tender as defective for purposes of the right to receive the Purchase Price. Payment for the Notes will be made only against deposit of the tendered Notes and delivery of any other required documents.

Book-Entry Delivery Procedures.    The Depositary will establish accounts with respect to the Notes at DTC for purposes of the Offer within two business days after the date of this Offer to Purchase, and any financial institution that is a participant in DTC may make book-entry delivery of the Notes by causing DTC to transfer such Notes into the Depositary’s account in accordance with DTC’s procedures for such transfer. However, although delivery of Notes may be effected through book-entry transfer into the Depositary’s account at DTC, the Option of Holder to Elect Purchase (or a manually signed facsimile thereof) with any required signature guarantees, or an Agent’s Message (as defined below) in connection with a book-entry transfer, and any other required documents, must, in any case, be transmitted to and received by the Depositary at one or more of its addresses set forth on the back cover of this Offer to Purchase on or prior to the Expiration Date in connection with the tender of such Notes. Holders tendering on or prior to the Expiration Date may validly tender Notes by complying with the guaranteed delivery procedure described below. Delivery of documents to DTC does not constitute delivery to the Depositary. The confirmation of a book-entry transfer into the Depositary’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.”

The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the Notes and that such participants have received the Option of Holder to Elect Purchase and agree to be bound by the terms of the Option of Holder to Elect Purchase and the Company may enforce such agreement against such participants.

Holders wishing to tender Notes on or prior to the Expiration Date should note that they must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC.

Signature Guarantees.    Signatures on all Options of Holder to Elect Purchase must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a “Medallion Signature Guarantor”), unless the Notes tendered thereby are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. (NASD) or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Notes are registered in the name of a person other than the signer of the Option of Holder to Elect Purchase, or if payment is to be made or Notes not accepted for payment or not tendered are to be returned to a person other than the registered Holder, then the Note tendered must be endorsed or accompanied by appropriate powers, in either case the signature on the Option of Holder to Elect Purchase accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above.

Mutilated, Lost, Stolen or Destroyed Certificates.    If a Holder desires to tender 9% Notes, but the certificates evidencing such 9% Notes have been mutilated, lost, stolen or destroyed, such Holder should contact the Trustee under the 9% Indenture to receive information about the procedures for obtaining replacement certificates for 9% Notes at (800) 531-0368 or at the following address: State Street Bank and Trust Company, Attention: Customer Service, Corporate Trust Department, 2 Avenue de Lafayette–LCC 5, Boston, Massachusetts 02111.

If a Holder desires to tender 8¾% Notes or 10% Notes, but the certificates evidencing such 8¾% Notes or 10% Notes have been mutilated, lost, stolen or destroyed, such Holder should contact the Trustee under the 8¾% Indenture or the 10% Indenture, as the case may be, to receive information about the procedures for obtaining replacement certificates for 8¾% Notes or 10% Notes at (704) 590-7413 or at the following address: Wachovia Bank, National Association, Customer Information Center, Corporate Trust Operations–NC1153, 1525 West W.T. Harris Boulevard–3C3, Charlotte, North Carolina 28288.

Guaranteed Delivery.    If a Holder desires to tender Notes pursuant to the Offer and: (a) certificates representing such Notes are not immediately available; (b) time will not permit such Holder’s Option of Holder to Elect Purchase, certificates representing such Notes and all other required documents to reach the Depositary on or prior to the Expiration Date; or (c) the procedures for book-entry transfer (including delivery of an Agent’s Message) cannot be completed on or prior to the Expiration Date, such Holder may nevertheless tender such Notes with the effect that such tender will be deemed to have been received on or prior to the Expiration Date if all the following conditions are satisfied:

(i)	the tender is made by or through an Eligible Institution;

(ii)
a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided herewith, or an Agent’s Message with respect to guaranteed delivery that is accepted by the Company, is received by the Depositary on or prior to the Expiration Date as provided below; and

(iii)
the certificates for the tendered Notes, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such Notes into the Depositary’s account at DTC as described above), together with a Option of Holder to Elect Purchase (or manually signed facsimile thereof) properly completed and duly executed, with any signature guarantees and any other documents required by the Option of Holder to Elect Purchase or a properly transmitted Agent’s Message, are received by the Depositary within two business days after the date of execution of the Notice of Guaranteed Delivery.

The Notice of Guaranteed Delivery may be sent by hand delivery, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery.

Under no circumstances will interest be paid by the Company by reason of any delay in making payment to any person using the guaranteed delivery procedures. The Purchase Price for Notes tendered pursuant to the guaranteed delivery procedures will be the same as for Notes delivered to the Depositary on or prior to the Expiration Date, even if the Notes to be delivered pursuant to the guaranteed delivery procedures are not so delivered to the Depositary, and therefore payment by the Depositary on account of such Notes is not made, until after the Payment Date.

Notwithstanding any other provision hereof, payment of the Purchase Price for Notes tendered and accepted for payment pursuant to the Offer will, in all cases, be made only after receipt by the Depositary of the tendered Notes (or a timely Book-Entry Confirmation of the transfer of such Notes into the Depositary’s account at DTC as described above), and an Option of Holder to Elect Purchase (or manually signed facsimile thereof) with respect to such Notes, properly completed and duly executed, with any signature guarantees and any other documents required by the Option of Holder to Elect Purchase, or a properly transmitted Agent’s Message.

Any defect or irregularity in connection with the tender of Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Notes shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured.

Alternative, conditional or contingent tenders of Notes will not be considered validly tendered or delivered.

Backup Withholding of U.S. Federal Income Tax.    To prevent backup withholding of U.S. federal income tax, each tendering Holder of Notes must provide the Depositary with such Holder’s correct taxpayer identification number and certify that such Holder is not subject to backup withholding by completing the provided Substitute Form W-9. See Item 9, “Certain U.S. Federal Income Tax Consequences.”

Determination of Validity.    All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Notes pursuant to any of the procedures described above will be determined by the Company in the Company’s sole discretion (whose determination shall be final and binding). The Company expressly reserves the absolute right, in its sole discretion, subject to applicable law, to reject any or all tenders of any Notes determined by it not to be in proper form or, in the case of Notes, if the acceptance for payment of, or payment for, such Notes may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, subject to applicable law, to waive any defect or irregularity in any tender with respect to Notes of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Offer (including the Option of Holder to Elect Purchase) will be final and binding. Neither the Company, the Depositary or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. If the Company waives its right to reject a defective tender or Notes, the Holder will be entitled to the Purchase Price.

8.    Withdrawal of Tenders.

Tenders of Notes may be withdrawn at any time on or prior to the Expiration Date, but not thereafter. Holders who wish to exercise their right of withdrawal with respect to an Offer must give notice of withdrawal by a telegram, telex, facsimile transmission or letter, or a properly transmitted “Request Message” through ATOP, which notice must be received by the Depositary at its address set forth on the back cover of this Offer to Purchase (or, in the case of Notes tendered by book-entry transfer, through ATOP) on or prior to the Expiration Date. In order to be valid, a notice of withdrawal must specify the name of the person who deposited the Notes to be withdrawn (the “Depositor”), if different from that of the Depositor, the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the participant at DTC whose name appears on the security position listing as the owner of such Notes), the principal amount of Notes to be withdrawn and a statement that such Holder is withdrawing his or her election to have such Notes purchased. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Notes) to the Depositary, the name of the Holder and the certificate number or numbers relating to such withdrawn Notes must also be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Notes (or, in the case of Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn Notes). The notice of withdrawal (other than a notice transmitted through ATOP) must be signed by the Holder in the same manner as the Option of Holder to Elect Purchase (including, in any case, any required signature guarantees), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has the legal authority to withdraw such tender on behalf of the Holder. Holders may not rescind withdrawals of tendered Notes. However, validly withdrawn Notes may be re-tendered by following the procedures therefor described elsewhere in this Offer to Purchase at any time prior to the Expiration Date.

Any permitted withdrawal of Notes may not be rescinded, and any Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Offer; provided, however, that withdrawn Notes may be re-tendered and revoked by again following one of the appropriate procedures described herein at any time on or prior to the Expiration Date.

A Holder who validly withdraws previously tendered Notes will not receive the Purchase Price. Any withdrawal of previously tendered Notes otherwise than in accordance with the provisions described above will not constitute a valid withdrawal of the Notes.

If the Company extends the Offer or is delayed in its acceptance for purchase of Notes or is unable to purchase Notes pursuant to the Offer for any reason, then, without prejudice to the Company’s rights hereunder, tendered Notes may be retained by the Depositary on behalf of the Company and may not be withdrawn (subject to Rule l4e-1(c) under the Exchange Act, which requires that an offeror pay the consideration offered or return the securities deposited by or on behalf of the investor promptly after the termination or withdrawal of a tender offer), except as otherwise provided in this section.

All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, in the Company’s sole discretion (whose determination shall be final and binding). Neither the Company, the Depositary, the Trustees nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

9.    Certain U.S. Federal Income Tax Consequences.

The following is a general summary of certain U.S. federal income tax consequences to a “U.S. Holder” (as defined below) of the Offer. This summary is based upon current provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations promulgated thereunder, judicial authority and current Internal Revenue Service (“IRS”) rulings and practice, all of which are subject to change, possibly on a retroactive basis. The tax treatment of a U.S. Holder of Notes may vary depending upon such

Holder’s particular situation and certain U.S. Holders (including insurance companies, tax exempt organizations, financial institutions, brokers, dealers, or persons holding Notes as part of a straddle or a hedge against currency risk or a conversion transaction) might be subject to special rules not discussed below. This discussion assumes that Notes are held as capital assets and only addresses consequences to U.S. Holders. As used herein, a “U.S. Holder” means a beneficial owner of a Note that is for U.S. federal income tax purposes: (i) a citizen or resident of the United States; (ii) a corporation or other entity treated as a corporation for U.S. federal tax purposes that is created or organized in or under the laws of the United States or any political subdivision thereof; (iii) an estate whose income is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons has the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. No information is provided herein with respect to foreign, state or local tax laws or estate and gift tax considerations. This summary does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular Holder in light of its particular circumstances and income tax situation. Each Holder is urged to consult its own tax advisor regarding federal, state, local, foreign and any other tax consequences of tendering the Notes pursuant to the Offer or retaining the Notes, especially in light of the Holder’s particular circumstances.

Tenders of Notes Pursuant to the Offer.    In general, a U.S. Holder who receives cash in exchange for Notes pursuant to the Offer will recognize gain or loss for U.S. federal income tax purposes equal to the difference between (i) the amount of cash received (other than cash attributable to accrued interest which will be taxable as ordinary income) in exchange for such Notes and (ii) such Holder’s adjusted tax basis in such Notes at the time of the sale. A U.S. Holder’s adjusted tax basis for Notes generally will be the price such Holder paid for the Notes increased by market discount to the extent such market discount was previously included in income by the U.S. Holder (including any market discount included in the taxable year of the sale prior to the sale) and reduced (but not below zero) by amortized bond premium deducted or applied to reduce interest and any payments received by the U.S. Holder other than interest payments.

The gain or loss recognized on a sale of a Note determined as described above pursuant to the Offer will be capital gain or loss and will be long-term capital gain or loss if the U.S. Holder has held the Note for more than one year at the time of sale. The maximum U.S. federal income tax rate on long-term capital gains with respect to Notes held by an individual is 20%. The deductibility of capital losses is subject to certain limitations. A U.S. Holder who has acquired a Note with market discount generally will be required to treat a portion of any gain on a sale of the Note as ordinary income to the extent of the market discount accrued as of the date of disposition less any accrued market discount previously reported as ordinary income.

Information Reporting and Backup Withholding.    U.S. Holders, unless otherwise exempt as noted below, will be subject to information reporting with respect to the cash paid for the Notes pursuant to the Offer. Backup withholding at a rate equal to the fourth lowest rate of tax under Section 1(c) of the Code (which is 30% for amounts paid during calendar year 2002) may apply to the gross proceeds paid to the U.S. Holder (including cash attributable to accrued interest) if such Holder whose tendered Notes are accepted for payment (1) fails to furnish the Depositary (as payor) with such Holder’s taxpayer identification number (“TIN”) on an IRS Form W-9 (or suitable substitute form) within a reasonable time after a request therefor; (2) furnishes an incorrect TIN; (3) is informed by the IRS that it failed to report properly any interest or dividends; or (4) fails, under certain circumstances, to provide a certified statement signed under penalties of perjury that the TIN provided is its correct number and that it is not subject to backup withholding. Certain persons are exempt from information reporting and backup withholding, including, among others, corporations and financial institutions. U.S. Holders of the Notes should consult their tax advisors as to their qualification for exemption and the procedure for obtaining such exemption.

To prevent backup withholding, each tendering U.S. Holder must complete the Substitute Form W-9 provided in the Option of Holder to Elect Purchase and either (i) provide such Holder’s correct TIN and certain other information under penalties of perjury or (ii) provide an adequate basis for exemption.

Backup withholding is not an additional tax. The amount of any backup withholding imposed on the cash amount paid to a U.S. Holder for the Notes will be allowed as a refund or a credit against such Holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS.

10.    The Trustees and the Depositary.

State Street Bank and Trust Company is the Trustee under the 9% Indenture and Wachovia Bank, National Association (f/k/a First Union National Bank) is the Trustee under the 8¾% Indenture and the 10% Indenture. Wachovia Bank has been appointed as Depositary for the Offer. Options of Holder to Elect Purchase and all correspondence in connection with the Offer should be sent or delivered by each Holder or a beneficial owner’s broker, dealer, commercial bank, trust company or nominee to the Depositary at the addresses and telephone number set forth on the back cover of this Offer to Purchase.

In connection with the Offer, directors and officers of the Company and its affiliates may solicit tenders by use of the mails, personally or by telephone, facsimile, telegram, electronic communication or other similar methods.

11.    Fees and Expenses.

The Company will pay the Depositary reasonable and customary fees for its services and will reimburse it for its reasonable out-of-pocket expenses in connection therewith. The Company will not pay any fees or commissions to any brokerage firms or other custodians, nominees and fiduciaries in connection with the solicitation of tenders of Notes pursuant to the Offer.

12.    Miscellaneous.

The Offer is being made to all Holders of the Notes. The Company is not aware of any jurisdiction in which the making of the Offer is not in compliance with applicable law. If the Company becomes aware of any jurisdiction in which the making of the Offer would not be in compliance with applicable law, the Company will make a good faith effort to comply with any such law. If, after such good faith effort, the Company cannot comply with any such law, the Offer will not be made to (nor will tenders of Notes be accepted from or on behalf of) the owners of Notes residing in such jurisdiction.

No person has been authorized to give any information or make any representation on behalf of the Company not contained in this Offer to Purchase or in the Option of Holder to Elect Purchase and, if given or made, such information or representation must not be relied upon as having been authorized.

August 12, 2002

The Depositary for the Offer is:

WACHOVIA BANK, NATIONAL ASSOCIATION

By Registered or Certified Mail:	By Hand or Overnight Delivery:

Wachovia Bank, National Association Customer Information Center Corporate Trust Operations–NC1153 1525 West W.T. Harris Boulevard–3C3 Charlotte, North Carolina 28288 Attention: Marsha Rice	Wachovia Bank, National Association Customer Information Center Corporate Trust Operations–NC1153 1525 West W.T. Harris Boulevard–3C3 Charlotte, North Carolina 28288 Attention: Marsha Rice

By Facsimile Transmission:
(For Eligible Institutions Only)
(704) 590-7628

To Confirm By Telephone or for Information Call:
(704) 590-7413

Additional copies of this Offer to Purchase, the Option of Holder to Elect Purchase or the Notice of Guaranteed Delivery may be obtained from the Depositary at the telephone numbers and address listed above. A Holder may contact such Holder’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

OFFER TO PURCHASE

YOUNG BROADCASTING INC.

Asset Sale Offer For  $250,000,000 Principal Amount of  8½% Senior Notes Due 2008

CUSIP No.: 987434AQ0

THIS OFFER WILL EXPIRE, UNLESS EARLIER TERMINATED, AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 12, 2002 UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). HOLDERS OF NOTES MUST VALIDLY TENDER THEIR NOTES PURSUANT TO THE OFFER ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE PURCHASE PRICE. TENDERS OF NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

IF YOU ARE A NOMINEE OR A DEPOSITORY AND NOT A BENEFICIAL HOLDER, PLEASE FORWARD COPIES OF THIS NOTICE IMMEDIATELY TO YOUR CLIENTS WHO ARE BENEFICIAL HOLDERS.

PLEASE READ THIS ENTIRE NOTICE CAREFULLY. THERE ARE CHOICES YOU MUST MAKE BY 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 12, 2002.

Young Broadcasting Inc., a Delaware corporation (the “Company”), is hereby making an offer to purchase for cash, upon the terms and subject to the conditions set forth in this Offer to Purchase (as it may be amended or supplemented from time to time, the “Offer to Purchase”) and in the accompanying Option of Holder to Elect Purchase (the “Option of Holder to Elect Purchase” and, together with this Offer to Purchase, the “Offer”), all of its outstanding 8½% Senior Notes due 2008 (the “Notes”), from each holder thereof (each a “Holder” and, collectively, the “Holders”), at a price equal to $1,000 per $1,000 principal amount of Notes tendered, plus accrued and unpaid interest through the date of payment (the “Purchase Price”), upon the terms and subject to the conditions of the Offer. The Company will accept tenders of Notes in the principal amount of $1,000 or integral multiples thereof; except that if all the Notes of a Holder are tendered pursuant to the Offer, the aggregate principal amount of the Notes held by such Holder, even if not a multiple of $1,000, shall be purchased. As of the date of this Offer to Purchase, $250 million aggregate principal amount of Notes are outstanding.

The Offer is being made pursuant to Section 4.14 of the Indenture dated as of December 7, 2001 (the “Indenture”) among the Company, the Initial Guarantors named therein and Wachovia Bank, National Association, as successor trustee. On May 15, 2002, the Company completed the KCAL Asset Sale (as defined herein). The purpose of the Offer is to make an Asset Sale Offer (as defined in the Indenture) with the Excess Proceeds (as defined in the Indenture) resulting from the KCAL Asset Sale.

The Company, in its sole discretion, may terminate the Offer at any time prior to the Expiration Date. If the Offer has not been terminated prior to the Expiration Date, the Company will accept for purchase, and pay the Purchase Price for, all Notes validly tendered and not withdrawn upon the terms of the Offer.

NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY RECOMMENDATION AS TO WHETHER HOLDERS SHOULD TENDER NOTES PURSUANT TO THE OFFER.

(Continued on following page)

The Offer, if not terminated prior to the Expiration Date, will satisfy the Company’s obligation to make an Asset Sale Offer under Section 4.14 of the Indenture. If this Offer is completed, irrespective of the principal amount, if any, of Notes purchased in this Offer, the Company’s obligations with respect to Section 4.14 of the Indenture will be satisfied and the Company may thereafter use the Excess Proceeds of the KCAL Asset Sale not used to purchase Notes in this Offer to purchase Subordinated Notes in the Concurrent Offer (as each term is defined herein) and for general corporate purposes not otherwise prohibited by the Indenture and the indentures governing the Subordinated Notes. In the event that the Company terminates the Offer prior to the Expiration Date, the Net Proceeds (as defined herein) of the KCAL Asset Sale will remain subject to Section 4.14 of the Indenture.

If the Offer is consummated, Notes that are not tendered, or that are not accepted for purchase pursuant to the Offer, will remain outstanding and shall continue to accrue interest as provided in the Indenture. In addition, the trading market for any Notes not properly tendered pursuant to the Offer may be significantly more limited in the future if the Offer is consummated. See Item 2, “Certain Significant Considerations.”

Tenders of Notes may be withdrawn at any time on or prior to the Expiration Date. For a withdrawal of a tendered Note to be valid, such withdrawal must comply with the procedures set forth in Item 8, “Withdrawal of Tenders.” If the Company makes a material change in the terms of the Offer or the information concerning the Offer or waives a material condition of the Offer, the Company will disseminate additional Offer materials and extend the Offer to the extent required by law.

Subject to the right of the Company to terminate the Offer and to the other terms and conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment) and applicable law, the Company will accept for purchase, on the third business day following the Expiration Date (the “Purchase Date”), all Notes validly tendered (and not withdrawn) pursuant to the Offer on or prior to the Expiration Date. Unless the Company defaults in payment of the Purchase Price, Notes accepted for payment pursuant to the Offer shall cease to accrue interest after the Purchase Date, and, subject to applicable law, shall be paid on or within three business days following the Purchase Date.

In the event that the Offer is terminated, withdrawn or otherwise not completed, the Purchase Price will not be paid or become payable to Holders of Notes who have validly tendered their Notes in connection with the Offer. In any such event, Notes previously tendered pursuant to the Offer will be promptly returned to each tendering Holder.

From time to time in the future, the Company or its subsidiaries may acquire any Notes that are not tendered pursuant to the Offer (through open market purchases, privately negotiated transactions, tender offers, exchange offers or otherwise), upon such terms and at such prices as they may determine or as required by the Indenture, which may be more or less than the price to be paid pursuant to the Offer and could be for cash or other consideration. There can be no assurance as to which, if any, of these alternatives (or combinations thereof) the Company or its subsidiaries may choose to pursue in the future.

SUBJECT TO COMPLIANCE WITH APPLICABLE SECURITIES LAWS AND THE TERMS SET FORTH IN THIS OFFER TO PURCHASE, THE COMPANY RESERVES THE RIGHT TO EXTEND OR TERMINATE THE OFFER, OR TO OTHERWISE AMEND THE OFFER IN ANY RESPECT.

THIS OFFER TO PURCHASE HAS NOT BEEN FILED WITH OR REVIEWED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY OF ANY COUNTRY, NOR HAS ANY SUCH COMMISSION OR AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFER TO PURCHASE. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL AND MAY BE A CRIMINAL OFFENSE.

August 12, 2002

TABLE OF CONTENTS

IMPORTANT	i
AVAILABLE INFORMATION	ii
INCORPORATION OF DOCUMENTS BY REFERENCE	ii
SUMMARY	1
THE COMPANY	4
BACKGROUND AND PURPOSE OF THE OFFER	4
THE CONCURRENT OFFER; USE OF REMAINING EXCESS PROCEEDS	5
INSTRUCTIONS	6
1. Terms of the Offer	6
2. Certain Significant Considerations	7
3. Purpose of the Offer	8
4. Certain Information Concerning the Notes and the Subordinated Notes	8
5. Expiration Date; Extension; Amendment; Termination	9
6. Acceptance for Payment and Payment of Notes	10
7. Procedures for Tendering Notes	11
8. Withdrawal of Tenders	14
9. Certain U.S. Federal Income Tax Consequences	15
10. The Trustee and the Depositary	16
11. Fees and Expenses	16
12. Miscellaneous	16

IMPORTANT

Any Holder desiring to tender Notes should either (i) in the case of a Holder who holds physical certificates evidencing such Notes, complete and sign the Option of Holder to Elect Purchase (or a manually signed facsimile thereof) in accordance with the instructions therein, have the signature thereon guaranteed (if required by the Option of Holder to Elect Purchase) and send or deliver such manually signed Option of Holder to Elect Purchase (or a manually signed facsimile thereof), together with certificates evidencing such Notes being tendered and any other required documents, to Wachovia Bank, National Association, as Depositary (the “Depositary”), at its address set forth on the back cover of this Offer to Purchase or (ii) in the case of a beneficial owner who holds Notes in book-entry form, request such beneficial owner’s broker, dealer, commercial bank, trust company or other nominee to effect the transaction on behalf of such beneficial owner, and complete and sign the Option of Holder to Elect Purchase (or a manually signed facsimile thereof) and send or deliver such manually signed Option of Holder to Elect Purchase (or a manually signed facsimile thereof) to the Depositary. See Item 7, “Procedures for Tendering Notes.”

Any Holder who desires to tender Notes but who cannot comply with the procedures set forth herein for tender on a timely basis or whose certificates for Notes are not immediately available, may nevertheless tender the Notes by following the procedures for guaranteed delivery set forth under Item 7, “Procedures for Tendering Notes—Guaranteed Delivery.”

The Depository Trust Company (“DTC”) has authorized DTC participants that hold Notes on behalf of beneficial owners of Notes through DTC to tender their Notes as if they were Holders. To effect such a tender, DTC participants should transmit their acceptance to DTC through the DTC Automated Tender Offer Program (ATOP), for which the transaction will be eligible, and follow the procedure for book-entry transfer set forth in Item 7, “Procedures for Tendering Notes.” A beneficial owner of Notes that are held of record by a broker, dealer, commercial bank, trust company or other nominee must instruct such broker, dealer, commercial bank, trust company or other nominee to tender the Notes on the beneficial owner’s behalf. See Item 7, “Procedures for Tendering Notes.”

i

Tendering Holders will not be obligated to pay the fees and expenses of the Depositary. See Item 11, “Fees and Expenses.” Additional copies of this Offer to Purchase, the Option of Holder to Elect Purchase, the Notice of Guaranteed Delivery and other related materials may be obtained from the Depositary at its address and telephone number set forth on the back cover of this Offer to Purchase. Holders may also contact their broker, dealer, commercial bank, trust company or nominee through which they hold the Notes with questions and requests for assistance.

This Offer to Purchase does not constitute an offer to purchase in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer under applicable securities or “blue sky” laws. The delivery of this Offer shall not under any circumstances create any implication that the information contained herein or incorporated herein by reference is correct as of any time subsequent to the date hereof, or in the case of information incorporated herein by reference, subsequent to the date thereof, or that there has been no change in the information set forth herein or incorporated herein by reference or in any attachments hereto or in the affairs of the Company or any of its subsidiaries or affiliates since the date hereof.

Certain of the statements in the Offer including, without limitation, statements regarding future transactions, constitute forward-looking statements. For a discussion of risks concerning these forward-looking statements and other risks concerning the Company, please see Item 2, “Certain Significant Considerations” herein, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and the section entitled “Risk Factors—Risks Related to Our Business” in the Company’s Prospectus filed with the Securities and Exchange Commission (the “Commission”) on May 22, 2002.

The Board of Directors of the Company has expressed no opinion as to whether Holders should accept the Offer and tender their Notes thereunder. The Board of Directors believes that each Holder is in a better position to determine if tendering their Notes pursuant to the Offer is in their best interest based on the price they originally paid for their Notes, their personal financial situation and the tax impact of the tender on such Holder.

AVAILABLE INFORMATION

The Company is currently subject to the periodic reporting and other informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, in accordance therewith, files reports and other information required thereby to the Commission. Such reports and other information, as well as other information required under the Securities Act of 1933, as amended (the “Securities Act”), can be inspected and copied at proscribed rates at the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington D.C. 20549. Such material may also be accessed electronically by means of the Commission’s home page on the Internet (http://www.sec.gov). This site contains reports, proxy and information statements, prospectuses and other information regarding issuers that file electronically with the Commission.

INCORPORATION OF DOCUMENTS BY REFERENCE

The following documents filed by the Company with the Commission pursuant to the Exchange Act or the Securities Act are incorporated herein by reference and shall be deemed to be a part hereof.

•	The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001;

•	The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002;

•	The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002;

•	The Company’s Current Report on Form 8-K dated May 15, 2002, filed with the Commission on May 23, 2002;

•	The Company’s Current Report on Form 8-K dated February 12, 2002, filed with the Commission on March 8, 2002;

•	The Company’s Current Report on Form 8-K dated February 13, 2002, filed with the Commission on February 13, 2002;

ii

•	The Company’s Prospectus filed with the Commission on May 22, 2002; and

•	The definitive proxy statement relating to the Company’s 2002 annual meeting of stockholders dated April 15, 2002.

All documents and reports filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after the date of this Offer to Purchase and on or prior to the earlier of the Purchase Date or termination of the Offer shall be deemed incorporated herein by reference and shall be deemed to be a part hereof from the date of filing of such documents and reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this statement to the extent that a statement contained herein or in any subsequently filed document or report that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this statement.

The Company will provide without charge to each person to whom this Offer to Purchase is delivered, upon the written request of such person, a copy of any or all of the documents which are incorporated by reference herein, other than exhibits to such documents which are not specifically incorporated by reference herein. Requests should be directed to the Depositary at its address set forth on the back cover page hereof. The information relating to the Company contained in this Offer to Purchase does not purport to be complete and should be read together with the information contained in the incorporated documents.

No person has been authorized to give any information or to make any representation not contained in this Offer to Purchase and, if given or made, such information or representation may not be relied upon as having been authorized by the Company or the Depositary.

THIS OFFER TO PURCHASE AND THE OPTION OF HOLDER TO ELECT PURCHASE CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.

iii

SUMMARY

The following summary is qualified in its entirety by the more detailed information appearing elsewhere or incorporated by reference in this Offer to Purchase and the Option of Holder to Elect Purchase. Capitalized terms not otherwise defined have the meanings assigned to them elsewhere in this Offer to Purchase.

The Company	Young Broadcasting Inc., a Delaware corporation.

The Offer
The Company is making an offer to purchase for cash from the Holders, upon the terms and subject to the conditions described herein, $250 million principal amount of its Notes at an offer price in cash equal to $1,000 per $1,000 principal amount of Notes validly tendered and not withdrawn on or prior to the Expiration Date, plus accrued and unpaid interest thereon to the Purchase Date. The amount of accrued and unpaid interest on the Notes through the Purchase Date is estimated to be $5.5 million, assuming all $250 million in principal amount of the Notes are validly tendered and not withdrawn on or prior to the Expiration Date.

Expiration Date
The Offer will expire at 5:00 p.m., New York City time, on September 12, 2002, unless extended or earlier terminated. The term “Expiration Date” means such time and date, or if the Offer is extended, the latest time and date to which such Offer is so extended.

Purchase Date
Subject to applicable law, if the Offer has not been terminated prior to the Expiration Date, the Company will accept for purchase Notes validly tendered and not withdrawn on or prior to the Expiration Date on the third business day following the Expiration Date (the “Purchase Date”).

Payment Date	Subject to applicable law, payments of the Purchase Price will be made on or within three business days following the Purchase Date (the “Payment Date”).

Source of Funds
The source of funds necessary to conduct the Offer will be the proceeds from the sale of the assets of KCAL-TV to CBS Broadcasting Inc., net of post-closing adjustments, fees, expenses and taxes attributable to such sale and amounts used for the repayment of senior secured indebtedness.

Procedures for Tendering Notes
Any Holder desiring to tender Notes pursuant to the Offer should either (i) in the case of a Holder who holds physical certificates evidencing such Notes, complete and sign the enclosed Option of Holder to Elect Purchase (or a manually signed facsimile thereof) in accordance with the instructions set forth therein, have the signature thereon guaranteed if required, and send or deliver such manually signed Option of Holder to Elect Purchase (or a manually signed facsimile thereof), together with the certificates evidencing the Notes being tendered and any other required documents, to the Depositary or (ii) in the case of a Holder who holds Notes in book-entry form, request his or her broker, dealer, commercial bank, trust company or other nominee to effect the transaction for him or her. Beneficial owners of Notes that are registered in the name of a broker, dealer,

1

commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender their Notes.

Holders who are tendering by book-entry transfer to the Depositary’s account at DTC can execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary’s account at DTC. DTC will then send an agent’s message to the Depositary for its acceptance. Delivery of the agent’s message by DTC will satisfy the terms of the Offer as to the tender of Notes.

A Holder who desires to tender Notes pursuant to the Offer and who cannot comply with the procedures set forth herein for tender or delivery on a timely basis, or whose Notes are not immediately available, may tender such Notes pursuant to the procedures for guaranteed delivery set forth herein.

Withdrawal Rights	Tenders of Notes pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date, upon compliance with the procedures described herein, but not thereafter.

Untendered Notes
Notes not tendered and purchased pursuant to the Offer will remain outstanding and shall continue to accrue interest as provided in the Indenture. As a result of the consummation of the Offer, the aggregate principal amount of the Notes that are outstanding may be significantly reduced, which may adversely affect the liquidity of and, consequently, the market price for the Notes. Holders who tender only a portion of their Notes pursuant to the Offer will be issued Notes equal in principal amount to the unpurchased portion of the Notes surrendered.

Termination; Acceptance for Payment and Payment for Notes
The Company, in its sole discretion, may terminate the Offer at any time prior to the Expiration Date. However, if the Offer has not been terminated prior to the Expiration Date, the Company will accept for purchase on the Purchase Date all Notes validly tendered and not withdrawn on or prior to the Expiration Date. Payment for Notes validly tendered and accepted for payment will be made by deposit of such amounts with the Depositary who will act as agent for the tendering Holders for the purpose of receiving payments from the Company and transmitting such payments to the tendering Holders. Subject to applicable law, such payments are expected to be made on the Payment Date. Notes accepted for payment pursuant to the Offer shall cease to accrue interest after the Purchase Date, unless the Company defaults in payment of the Purchase Price.

Risk Factors	Tendering Notes pursuant to this Offer involves risks. See Item 2, “Certain Significant Considerations,” the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and the

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section entitled “Risk Factors—Risks Related to Our Business” in the Company’s prospectus filed with the Commission on May 22, 2002.

Certain Tax Considerations	Holders of Notes should consider certain U.S. federal income tax consequences of the Offer. See Item 9, “Certain U.S. Federal Income Tax Consequences.”

The Trustee and the Depositary
Wachovia Bank, National Association (f/k/a First Union National Bank) is the Trustee under the Indenture and shall act as the Depositary. Wachovia Bank’s address and telephone number are set forth on the back cover of this Offer to Purchase.

Additional Documentation; Further Information and Assistance
Requests for additional copies of the Offer to Purchase and the Option of Holder to Elect Purchase may be directed to the Depositary. Requests for copies of the documents incorporated herein by reference or of the Indenture may also be directed to the Depositary. Beneficial owners of Notes may contact their broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

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THE COMPANY

We own and operate eleven television stations in geographically diverse markets and a national television sales representation firm, Adam Young Inc. Six of the stations are affiliated with American Broadcasting Companies, Inc. (ABC), three are affiliated with CBS Inc. (CBS), one is affiliated with National Broadcasting Company, Inc. (NBC) and one is an independent station. Each of our stations is owned and operated by a direct or indirect subsidiary. We are presently the eighth largest ABC network affiliate group in terms of households reached. KRON-TV, San Francisco, California, is our independent VHF television station operating in the San Francisco market, which is ranked as the fifth largest television market in terms of population.

The Company is a Delaware corporation that was founded in 1986 by Vincent Young and his father, Adam Young. Vincent Young, the Company’s Chairman, has over 25 years of experience in the television broadcast industry, and Adam Young has over 50 years of experience in the industry. Ronald Kwasnick, the Company’s President, has over 25 years of experience in the industry.

The Company’s principal offices are located at 599 Lexington Avenue, New York, New York 10022, and its telephone number is (212) 754-7070.

BACKGROUND AND PURPOSE OF THE OFFER

On February 12, 2002, the Company entered into an Asset Purchase Agreement with CBS Broadcasting Inc. (“CBS”) pursuant to which the Company agreed to sell to CBS all of the assets of KCAL-TV, Los Angeles, California (the “KCAL Assets”) for an aggregate cash purchase price of $650 million, subject to adjustment (the “KCAL Asset Sale”). As required by the Indenture, the Board of Directors of the Company determined that the sale price was at least equal to the fair market value of the KCAL Assets. On May 15, 2002, the KCAL Asset Sale was completed. The cash proceeds received by the Company at closing, after closing adjustments as provided in the sale agreement, was $632.2 million. Concurrently with the completion of the KCAL Asset Sale, as required pursuant to the terms of the Company’s senior secured credit facilities, the Company applied approximately $226.2 million of such cash proceeds to repay in full all indebtedness then outstanding under such senior secured credit facilities. The Company estimates that the post-closing adjustments, fees, expenses and taxes attributable to the KCAL Asset Sale equal an aggregate of approximately $66 million. Accordingly, the proceeds from the KCAL Asset Sale, net of the foregoing items, is estimated to be approximately $340 million.

The KCAL Asset Sale constitutes an “Asset Sale” and the net proceeds from the KCAL Asset Sale constitute “Net Proceeds,” as both terms are defined in the Indenture. Under Section 4.14(b) of the Indenture, within 360 days after the completion of the KCAL Asset Sale, the Company has the right to elect to apply the Net Proceeds to permanently reduce debt under the senior secured credit facilities and/or to make an investment in or otherwise acquire assets related to the television broadcasting business. The Company has elected at this time not to apply the Net Proceeds as permitted under the Indenture. Accordingly, under Section 4.14(b) of the Indenture, such Net Proceeds constitute “Excess Proceeds” (as defined in the Indenture), triggering the obligation of the Company to commence an Asset Sale Offer (as defined in the Indenture) to purchase all outstanding Notes at a purchase price in cash equal to $1,000 per $1,000 principal amount of Notes, plus accrued and unpaid interest, if any, to the date of payment.

Notwithstanding the foregoing, however, the Company, in its sole discretion, may terminate the Offer at any time prior to the Expiration Date. If the Company terminates the Offer prior to the Expiration Date, the “Excess Proceeds” will revert back to being “Net Proceeds” of the KCAL Asset Sale, and such Net Proceeds may be applied by the Company, pursuant to the terms of the Indenture, to permanently reduce debt under the senior secured credit facilities and/or to make an investment in or otherwise acquire assets related to the television broadcasting business, or to make a new Asset Sale Offer; provided, however, if after 360 days following the

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KCAL Asset Sale the Company has not made a new Asset Sale Offer and the remaining Net Proceeds of the KCAL Asset Sale exceed $5.0 million, the Company will be required to make a new Asset Sale Offer pursuant to the terms of the Indenture.

THE CONCURRENT OFFER; USE OF REMAINING EXCESS PROCEEDS

Concurrently with the Offer being made hereby, the Company is making an offer to purchase (the “Concurrent Offer”) a portion of its outstanding 9% Senior Subordinated Notes due 2006 (the 9% Notes”), 8¾% Senior Subordinated Notes due 2007 (the “8¾% Notes”) and 10% Senior Subordinated Notes due 2011 (the “10% Notes” and, collectively with the 9% Notes and the 8¾% Notes, the “Subordinated Notes”), at a cash purchase price equal to $1,000 per $1,000 principal amount of Subordinated Notes tendered, plus accrued and unpaid interest through the date of payment. To the extent that Subordinated Notes are validly tendered and not withdrawn in the Concurrent Offer (“Tendered Subordinated Notes”), the Excess Proceeds not used to purchase Notes pursuant to this Offer (“Remaining Excess Proceeds”) will be available to purchase such Tendered Subordinated Notes, on a pro rata basis in accordance with the indentures governing the Subordinated Notes. In the event that the principal amount of the Tendered Subordinated Notes exceeds the amount of Remaining Net Proceeds, the Company will accept for payment Tendered Subordinated Notes on a pro rata basis upon the terms of the Concurrent Offer and the indentures governing the Subordinated Notes. As of the date of this Offer, there is outstanding $825 million aggregate principal amount of Subordinated Notes.

If the Company terminates this Offer prior to the Expiration Date, the Concurrent Offer will also be terminated; no Subordinated Notes will be accepted for payment or purchased pursuant to the Concurrent Offer unless this Offer is consummated. If this Offer and the Concurrent Offer are completed, to the extent that the aggregate Excess Proceeds exceeds the aggregate principal amount of Notes purchased in such offers, the Company may thereafter use such excess for general corporate purposes not otherwise prohibited by the Indenture and the indentures governing the Subordinated Notes.

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INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.    Terms of the Offer.

Pursuant to Section 4.14 of the Indenture, and upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment) set forth herein and in the accompanying Option of Holder to Elect Purchase, the Company hereby offers to purchase for cash all of its outstanding Notes at an offer price in cash equal to $1,000 per $1,000 principal amount of Notes validly tendered, plus accrued and unpaid interest thereon to the Purchase Date (as defined below) (the “Purchase Price”). Subject to the right of the Company to terminate the Offer and to the other terms and conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment) and applicable law, the Company will accept for purchase, on the third business day following the Expiration Date (the “Purchase Date”), all Notes validly tendered (and not withdrawn) pursuant to the Offer on or prior to the Expiration Date. Unless the Company defaults in payment of the Purchase Price, Notes accepted for payment pursuant to the Offer shall cease to accrue interest after the Purchase Date, and, subject to applicable law, shall be paid on or within three business days following the Purchase Date (the “Payment Date”).

The amount of accrued and unpaid interest on the Notes through the Purchase Date is estimated to be $5.5 million, assuming all $250 million in principal amount of the Notes are validly tendered and not withdrawn on or prior to the Expiration Date.

Tenders of Notes may be withdrawn at any time prior to the Expiration Date, upon compliance with the procedure described herein, but not thereafter.

The Offer, if not terminated prior to the Expiration Date, will satisfy the Company’s obligation to make an Asset Sale Offer (as defined in the Indenture) under Section 4.14 of the Indenture. In the event that the Company terminates the Offer prior to the Expiration Date, the Net Proceeds of the KCAL Asset Sale will remain subject to Section 4.14 of the Indenture.

The Company expressly reserves the right to terminate or amend the Offer in any respect. See Item 5, “Expiration Date; Extension; Amendment; Termination.” The Company, in its sole discretion, may terminate the Offer at any time prior to the Expiration Date. If the Offer has not been terminated prior to the Expiration Date, all Notes validly tendered in accordance with the procedures set forth under Item 7, “Procedures for Tendering Notes,” and not withdrawn in accordance with the procedures set forth under Item 8, “Withdrawal of Tenders,” on or prior to the Expiration Date will, upon the terms and subject to the conditions hereof, be accepted for payment by the Company on the Purchase Date and payments of the Purchase Price therefor will be made on the Payment Date.

If any tendered Notes are not purchased pursuant to the Offer for any reason, or certificates are submitted evidencing more Notes than are tendered, such Notes not purchased will be returned, without expense, to the tendering Holder (and, in the case of Notes tendered by book-entry transfer, beneficial interests in such Notes will be credited to the account maintained at DTC from which such Notes were delivered) unless otherwise requested by such Holder under “Special Payment Instructions” and “Special Delivery Instructions,” promptly following the Purchase Date or termination of the Offer.

Holders of Notes tendered and not purchased pursuant to the Offer will be issued new Notes equal in principal amount to the unpurchased portion of Notes surrendered and shall be returned to the tendering Holders at the Company’s expense as promptly as practicable following the Payment Date (and in the case of Notes tendered by book-entry transfer, beneficial interests in such Notes will be credited to the account maintained at DTC from which such Notes were delivered).

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2.    Certain Significant Considerations.

The following considerations, in addition to the other information described elsewhere in this Offer to Purchase, should be carefully considered by each Holder before deciding whether to participate in the Offer.

Limited Trading Market.    The Notes are not listed on any national or regional securities exchange. To the Company’s knowledge, the Notes are traded infrequently in transactions arranged through brokers. Quotations for securities that are not widely traded, such as the Notes, may differ from actual trading prices and should be viewed as approximations. Holders are urged to contact their brokers with respect to current information regarding the Notes. To the extent that Notes are tendered and accepted in the Offer, any existing trading market for the remaining Notes is likely to become significantly more limited in the future. A debt security with a smaller outstanding principal amount available for trading (a smaller “float”) may command a lower price than would a comparable debt security with a greater float. The reduced float may also make the trading price of the Notes that are not tendered and accepted for payment more volatile. Consequently, the liquidity, market value and price volatility of Notes which remain outstanding may be adversely affected. Holders of unpurchased Notes may attempt to obtain quotations for the Notes from their brokers; however, there can be no assurance that any trading market will exist for the Notes following consummation of the Offer. The extent of the public market for the Notes following consummation of the Offer will depend upon the number of Holders remaining at such time, the interest in maintaining a market in such Notes on the part of securities firms and other factors. The Company does not intend to create or sustain a market for Notes that remain outstanding following the consummation of the Offer. However, the Company expressly reserves the absolute right, in its sole discretion, from time to time to purchase any Notes after the Expiration Date, through open market or privately negotiated transactions, one or more additional tender or exchange offers or otherwise on terms that may differ materially from the terms of the Offer.

Use of Excess Proceeds Not Used to Repurchase Notes or Subordinated Notes.    If this Offer and the Concurrent Offer are completed, to the extent that the aggregate Excess Proceeds exceeds the aggregate principal amount of Notes and Subordinated Notes purchased in such offers, the Company may thereafter use such excess for general corporate purposes not otherwise prohibited by the Indenture and the indentures governing the Subordinated Notes, including to redeem, purchase or otherwise acquire Notes and Subordinated Notes not purchased in the Offer and the Concurrent Offer, through open market or privately negotiated transactions, one or more additional tender or exchange offers or otherwise. Under the terms of the indentures governing the 8 3/4% Notes and the 9% Notes, the Company has the right, at its option, to redeem all or a portion of the 8 3/4% Notes and the 9% Notes at any time. While the ability of the Company to redeem, purchase or otherwise acquire the 8 3/4% Notes and the 10% Notes is restricted by the terms of the Indenture governing “restricted payments” on indebtedness subordinate in right of payment to the Notes, no such restriction exists with respect to the redemption, purchase or other acquisition of the 9% Notes. Accordingly, to the extent that the aggregate Excess Proceeds exceeds the aggregate principal amount of Notes and Subordinated Notes purchased in this Offer and the Concurrent Offer, the Company may thereafter use such excess to redeem, purchase or otherwise acquire the 9% Notes without regard to the terms of the Indenture governing “restricted payments” on indebtedness subordinate in right of payment to the Notes.

Fraudulent Transfer Considerations.    If in a bankruptcy or reorganization case or a lawsuit by or on behalf of unpaid creditors of the Company, a court were to find that, at the time the Notes are accepted for payment (a) the Company purchased the Notes with the intent of hindering, delaying or defrauding current or future creditors, or (b) (i) the Company paid more than reasonably equivalent value or fair consideration for the Notes and (ii) the Company: (A) was insolvent or was rendered insolvent by reason of such purchase; (B) was engaged, or about to engage, in a business or transaction for which its assets constituted unreasonably small capital; (C) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they matured (as all of the foregoing terms are defined in or interpreted under the relevant fraudulent transfer or conveyance statutes); or (D) was a defendant in an action for money damages, or had a judgment for money damages docketed against it (if, in either case, after final judgment the judgment is unsatisfied), then such court could find that the payment to tendering Holders involved the incurring of obligations or the transferring of interests in property deemed under applicable law to be fraudulent as against creditors (a “fraudulent conveyance”). To the extent such payments

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were deemed to be a fraudulent conveyance, there is a risk that tendering Holders would be ordered by a court to turn over to the Company’s trustee in bankruptcy or to the Company, as debtor in possession, the consideration paid to them for their Notes.

Separate and apart from any fraudulent conveyance attack, any payment made to Holders in consideration for their Notes may also be subject to challenge as a preference if such payment: (i) is made within ninety days prior to a bankruptcy filing by the Company; (ii) is made when the Company is insolvent; and (iii) permits the Holders to receive more than they otherwise might receive in a liquidation of the Company pursuant to Chapter 7 of the United States Bankruptcy Code. If such payment were deemed to be a preference, such payment could be recovered by the Company’s trustee in bankruptcy or by the Company, as debtor in possession, and Holders would be restored to their previous positions as unsecured creditors of the Company.

3.    Purpose of the Offer.

The purpose of the Offer is to make an Asset Sale Offer with the Excess Proceeds resulting from the KCAL Asset Sale as required under the Indenture. This Offer to Purchase serves as the notice required by Section 4.14(d) of the Indenture. The Offer, if not terminated prior to the Expiration Date, will satisfy the Company’s obligation to make an Asset Sale Offer under Section 4.14 of the Indenture. If this Offer is completed, irrespective of the principal amount, if any, of Notes purchased in this Offer, the Company’s obligations with respect to Section 4.14 of the Indenture will be satisfied and the Company may thereafter use the Excess Proceeds of the KCAL Asset Sale not used to purchase Notes in this Offer to purchase Subordinated Notes in the Concurrent Offer and for general corporate purposes not otherwise prohibited by the Indenture and the indentures governing the Subordinated Notes. In the event that the Company terminates the Offer prior to the Expiration Date, the “Excess Proceeds” will revert back to being Net Proceeds of the KCAL Asset Sale, and such Net Proceeds will remain subject to Section 4.14 of the Indenture.

4.    Certain Information Concerning the Notes and the Subordinated Notes.

The Notes.    The Notes were issued in an aggregate principal amount of $250 million, all of which are outstanding. The Notes are redeemable at the option of the Company on or after December 15, 2005 in accordance with the terms of the Indenture. If the Company were to redeem the Notes in the twelve-month period commencing on December 15, 2005, the redemption price to be paid would be 104.250% of the principal amount thereof, 102.125% of the principal amount thereof for the twelve-month period commencing December 31, 2006 and thereafter declining to 100.000% of the principal amount thereof for redemption during the twelve-month period commencing December 31, 2007, in each case, together with accrued and unpaid interest to the redemption date.

The other terms of the Notes are those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Offer is qualified in its entirety by reference to the Notes and the Indenture. Copies of the Indenture are available from the Depositary at the address and telephone numbers set forth on the back cover of this Offer to Purchase.

The Subordinated Notes.    The 9% Notes were issued in an aggregate principal amount of $125 million, all of which are outstanding. The Company may, at its option, redeem some or all of the 9% Notes at any time in accordance with the indenture governing the 9% Notes. If the Company were to redeem the 9% Notes in the twelve-month period commencing on January 15, 2002, the redemption price to be paid would be 103.0% of the principal amount thereof, 101.5% of the principal amount thereof for the twelve-month period commencing January 15, 2003 and thereafter declining to 100.000% of the principal amount thereof for redemption commencing January 15, 2004, in each case, together with accrued and unpaid interest to the redemption date.

The 8 3/4% Notes were issued in an aggregate principal amount of $200 million, all of which are outstanding. The Company may, at its option, redeem some or all of the 8¾% Notes at any time in accordance with the

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indenture governing the 8¾% Notes and subject to the terms of the Company’s other indentures. If the Company were to redeem the 8¾% Notes in the twelve-month period commencing on June 15, 2002, the redemption price to be paid would be 104.375% of the principal amount thereof, 102.917% of the principal amount thereof for the twelve-month period commencing June 15, 2003, 101.458% of the principal amount thereof for the twelve-month period commencing June 15, 2004 and thereafter declining to 100.000% of the principal amount thereof for redemption commencing June 15, 2005, in each case, together with accrued and unpaid interest to the redemption date.

The 10% Notes were issued in an aggregate principal amount of $500 million, all of which are outstanding. The Notes are redeemable at the option of the Company on or after March 1, 2006 in accordance with the indenture governing the 10% Notes and subject to the terms of the Company’s other indentures. If the Company were to redeem the 10% Notes in the twelve-month period commencing on March 1, 2006, the redemption price to be paid would be 105.0% of the principal amount thereof, 103.333% of the principal amount thereof for the twelve-month period commencing March 1, 2007, 101.667% of the principal amount thereof for the twelve-month period commencing March 1, 2008 and thereafter declining to 100.000% of the principal amount thereof for redemption commencing March 1, 2009, in each case, together with accrued and unpaid interest to the redemption date.

The other terms of the Subordinated Notes are those stated in the indentures governing such notes and those made part of such indentures by reference to the Trust Indenture Act.

5.    Expiration Date; Extension; Amendment; Termination.

The Offer will expire at 5:00 p.m., New York City time, on September 12, 2002, unless earlier terminated by the Company. In the event that the Offer is extended, the term “Expiration Date” with respect to such extended Offer shall mean the latest time and date on which the Offer, as so extended, shall expire. The Company expressly reserves the right to extend the Offer from time to time or for such period or periods as it may be legally required by giving oral (to be confirmed in writing) or written notice of such extension to the Depositary and by making a public announcement by press release to the Dow Jones New Service or similar news service at or prior to 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. During any extension of the Offer, all Notes previously tendered and not accepted for purchase will remain subject to such Offer and may, subject to the terms and conditions thereof, be accepted for purchase by the Company unless validly withdrawn on or prior to such extended Expiration Date.

To the extent it is legally permitted to do so, the Company expressly reserves the absolute right, in its sole discretion, with respect to the Offer, to (i) terminate the Offer prior to the Expiration Date, (ii) amend any of the terms of any of the Offer and (iii) modify the Purchase Price for the Notes. Any amendment to the Offer will apply to all Notes tendered pursuant to such Offer. If the Company makes a material change in the terms of an Offer, the Company will give oral (to be confirmed in writing) or written notice of such amendment or such waiver to the Depositary and, to the extent required by law, will disseminate additional Offer materials and extend the Offer.

This Offer to Purchase and the Option of Holder to Elect Purchase and other relevant materials are being mailed by the Company to record holders of Notes as of August 12, 2002 and are being furnished to brokers, commercial banks, trust companies and similar persons whose names, or the names of whose nominees, appear on the Company’s list of Holders, or if applicable, who are listed as participants in DTC’s security participant listing, for subsequent transmittal to beneficial Holders.

The Company expressly reserves the right, in its sole discretion, to terminate the Offer at any time prior to the Expiration Date. Any such termination will be followed promptly by public announcement thereof. In the event the Company shall terminate the Offer, it shall give immediate notice thereof to the Depositary, and all applicable Notes theretofore tendered and not accepted for payment shall be returned promptly to the tendering

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Holders thereof. In the event that the Offer is terminated, withdrawn or otherwise not completed, the Purchase Price with respect to the applicable Notes will not be paid or become payable. See Item 8, “Withdrawal of Tenders.”

6.    Acceptance for Payment and Payment of Notes.

Subject to the right of the Company to terminate the Offer and to the other terms and conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment) and applicable law, the Company will accept for purchase on the Purchase Date all Notes validly tendered (and not withdrawn) pursuant to the Offer on or prior to the Expiration Date. Unless the Company defaults in payment of the Purchase Price, Notes accepted for payment pursuant to the Offer shall cease to accrue interest after the Purchase Date, and, subject to applicable law, the Purchase Price therefor shall be paid on or prior to the Payment Date. Such payment will be made by the deposit by the Company with the Depositary of the Purchase Price, in immediately available funds, promptly after the Expiration Date so that the payment of the Purchase Price may be made to tendering Holders on the Payment Date. The Depositary will act as agent for tendering Holders for the purpose of delivering payment from the Company to tendering Holders. Under no circumstances will interest on the Purchase Price be paid by the Company by reason of any delay on behalf of the Depositary in making such payment.

Tenders of Notes pursuant to the Offer will be accepted only in principal amounts of $1,000 or integral multiples thereof; except that if all the Notes of a Holder are tendered pursuant to the Offer, the aggregate principal amount of the Notes held by such Holder, even if not a multiple of $1,000, shall be purchased.

The Company expressly reserves the right, in its sole discretion and subject to Rule 14e-1(c) under the Exchange Act, to delay acceptance for purchase of Notes tendered in the Offer or the payment for Notes accepted for purchase, or to terminate the Offer and not accept for purchase any Notes at any time prior to the Expiration Date. In all cases, payment by the Depositary to Holders of the Purchase Price for Notes accepted for purchase pursuant to the Offer will be made only after timely receipt by the Depositary of (i) certificates representing such Notes or timely confirmation or a book-entry transfer of such Notes into the Depositary’s account at DTC pursuant to the procedures set forth under Item 7, “Procedures for Tendering Notes,” (ii) a properly completed and duly executed Option of Holder to Elect Purchase (or a manually signed facsimile thereof) and (iii) any other documents required by the Option of Holder to Elect Purchase, as applicable.

For purposes of the Offer, validly tendered Notes (or defectively tendered Notes for which the Company has waived such defect) will be deemed to have been accepted for payment by the Company if, as and when the Company gives oral or written notice thereof to the Depositary.

If any tendered Notes are not purchased pursuant to the Offer for any reason, or certificates are submitted evidencing more Notes than are tendered, such Notes not purchased will be returned, without expense, to the tendering Holder (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered) unless otherwise requested by such Holder under “Special Payment Instructions” and “Special Delivery Instructions,” promptly following the Expiration Date or termination of the Offer.

Tendering Holders of Notes purchased pursuant to the Offer will not be obligated to pay brokerage commissions, fees or transfer taxes with respect to the purchase of their Notes unless the document entitled “Special Payment Instructions” and “Special Delivery Instructions” on the Option of Holder to Elect Purchase has been completed, as described in the Instructions thereto. The Company will pay all other charges and expenses in connection with the Offer. See Item 10, “The Trustee and the Depositary” and Item 11, “Fees and Expenses.”

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7.    Procedures for Tendering Notes.

Holders will not be entitled to receive the Purchase Price unless they tender their Notes pursuant to the Offer on or prior to the Expiration Date.

The method of delivery of Notes and Options of Holder to Elect Purchase, any required signature guarantees and all other required documents, including delivery through DTC and any acceptance of an Agent’s Message transmitted through ATOP, is at the election and risk of the person tendering Notes and delivering Options of Holder to Elect Purchase and, except as otherwise provided in the Option of Holder to Elect Purchase, delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary on or prior to such date.

Tender of Notes.    The tender by a Holder of Notes (and subsequent acceptance of such tender by the Company) pursuant to one of the procedures set forth below will constitute a binding agreement between such Holder and the Company on the terms and subject to the conditions set forth herein, in the Option of Holder to Elect Purchase and, if applicable, in the Notice of Guaranteed Delivery.

The procedures by which Notes may be tendered by beneficial owners who are not registered Holders will depend upon the manner in which the Notes are held.

Tender of Notes Held in Physical Form.    To effectively tender Notes held in physical form pursuant to the Offer, a properly completed Option of Holder to Elect Purchase (or a manually signed facsimile thereof) duly executed by the Holder thereof, and any other documents required by the Option of Holder to Elect Purchase, must be received by the Depositary at its address set forth on the back cover of this Offer to Purchase and certificates representing such Notes must be received by the Depositary at such address on or prior to the Expiration Date. A tender of Notes may also be effected through the deposit of Notes with DTC and making book-entry delivery as described below. A tendering Holder may comply with the guaranteed delivery procedure set forth below if such Holder is unable to tender Notes on or prior to the Expiration Date. Options of Holder to Elect Purchase and Notes should be sent only to the Depositary and should not be sent to the Company.

If the Notes are registered in the name of a person other than the signer of an Option of Holder to Elect Purchase, then, in order to tender such Notes pursuant to the Offer, the Notes must be endorsed or accompanied by an appropriate written instrument or instruments of transfer signed exactly as the name or names of such Holder or Holders appear on the Notes, with the signature(s) on the Notes or instruments of transfer guaranteed as provided below. In the event such procedures are followed by a beneficial owner tendering Notes, the Holder or Holders of such Notes must sign a valid proxy because only registered Holders as of the date of delivery of the Option of Holder to Elect Purchase are entitled to tender Notes.

Tender of Notes Held Through a Custodian.    Any beneficial owner whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Notes should contact the registered Holder promptly and instruct such Holder to tender Notes on such beneficial owner’s behalf. If such beneficial owner wishes to tender such Notes himself, such beneficial owner must, prior to completing and executing the Option of Holder to Elect Purchase and delivering such Notes, either make appropriate arrangement to register ownership of the Notes in such beneficial owner’s name, or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

Tender of Notes Held Through DTC.    To effectively tender Notes that are held through DTC, DTC participants should either (i) properly complete and duly execute the Option of Holder to Elect Purchase (or a manually signed facsimile thereof), together with any other documents required by the Option of Holder to Elect Purchase, and mail or deliver the Option of Holder to Elect Purchase and such other documents to the Depositary

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or (ii) electronically transmit their acceptance through ATOP (and thereby tender Notes), for which the Offer will be eligible, followed by a properly completed and duly executed Option of Holder to Elect Purchase delivered to the Depositary. Upon receipt of such Holder’s acceptance through ATOP, DTC will edit and verify the acceptance and send an Agent’s Message (as defined below) to the Depositary for its acceptance. Delivery of tendered Notes must be made to the Depositary pursuant to the book-entry delivery procedures set forth below, or the tendering DTC participant must comply with the guaranteed delivery procedures set forth below.

Except as provided below, unless the Notes being tendered are deposited with the Depositary on or prior to the Expiration Date (accompanied by a properly completed and duly executed Option of Holder to Elect Purchase or a properly transmitted Agent’s Message), the Company may, at its option, treat such tender as defective for purposes of the right to receive the Purchase Price. Payment for the Notes will be made only against deposit of the tendered Notes and delivery of any other required documents.

Book-Entry Delivery Procedures.    The Depositary will establish accounts with respect to the Notes at DTC for purposes of the Offer within two business days after the date of this Offer to Purchase, and any financial institution that is a participant in DTC may make book-entry delivery of the Notes by causing DTC to transfer such Notes into the Depositary’s account in accordance with DTC’s procedures for such transfer. However, although delivery of Notes may be effected through book-entry transfer into the Depositary’s account at DTC, the Option of Holder to Elect Purchase (or a manually signed facsimile thereof) with any required signature guarantees, or an Agent’s Message (as defined below) in connection with a book-entry transfer, and any other required documents, must, in any case, be transmitted to and received by the Depositary at one or more of its addresses set forth on the back cover of this Offer to Purchase on or prior to the Expiration Date in connection with the tender of such Notes. Holders tendering on or prior to the Expiration Date may validly tender Notes by complying with the guaranteed delivery procedure described below. Delivery of documents to DTC does not constitute delivery to the Depositary. The confirmation of a book-entry transfer into the Depositary’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.”

The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the Notes and that such participants have received the Option of Holder to Elect Purchase and agree to be bound by the terms of the Option of Holder to Elect Purchase and the Company may enforce such agreement against such participants.

Holders wishing to tender Notes on or prior to the Expiration Date should note that they must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC.

Signature Guarantees.    Signatures on all Options of Holder to Elect Purchase must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a “Medallion Signature Guarantor”), unless the Notes tendered thereby are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. (NASD) or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Notes are registered in the name of a person other than the signer of the Option of Holder to Elect Purchase, or if payment is to be made or Notes not accepted for payment or not tendered are to be returned to a person other than the registered Holder, then the Note tendered must be endorsed or accompanied by appropriate powers, in either case the signature on the Option of Holder to Elect Purchase accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above.

Mutilated, Lost, Stolen or Destroyed Certificates.    If a Holder desires to tender Notes, but the certificates evidencing such Notes have been mutilated, lost, stolen or destroyed, such Holder should contact the Trustee to receive information about the procedures for obtaining replacement certificates for Notes at (704) 590-7413 or at

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the following address: Wachovia Bank, National Association, Customer Information Center, Corporate Trust Operations–NC1153, 1525 West W.T. Harris Boulevard-3C3, Charlotte, North Carolina 28288.

Guaranteed Delivery.    If a Holder desires to tender Notes pursuant to the Offer and: (a) certificates representing such Notes are not immediately available; (b) time will not permit such Holder’s Option of Holder to Elect Purchase, certificates representing such Notes and all other required documents to reach the Depositary on or prior to the Expiration Date; or (c) the procedures for book-entry transfer (including delivery of an Agent’s Message) cannot be completed on or prior to the Expiration Date, such Holder may nevertheless tender such Notes with the effect that such tender will be deemed to have been received on or prior to the Expiration Date if all the following conditions are satisfied:

(i)	the tender is made by or through an Eligible Institution;

(ii)
a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided herewith, or an Agent’s Message with respect to guaranteed delivery that is accepted by the Company, is received by the Depositary on or prior to the Expiration Date as provided below; and

(iii)
the certificates for the tendered Notes, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such Notes into the Depositary’s account at DTC as described above), together with a Option of Holder to Elect Purchase (or manually signed facsimile thereof) properly completed and duly executed, with any signature guarantees and any other documents required by the Option of Holder to Elect Purchase or a properly transmitted Agent’s Message, are received by the Depositary within two business days after the date of execution of the Notice of Guaranteed Delivery.

The Notice of Guaranteed Delivery may be sent by hand delivery, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery.

Under no circumstances will interest be paid by the Company by reason of any delay in making payment to any person using the guaranteed delivery procedures. The Purchase Price for Notes tendered pursuant to the guaranteed delivery procedures will be the same as for Notes delivered to the Depositary on or prior to the Expiration Date, even if the Notes to be delivered pursuant to the guaranteed delivery procedures are not so delivered to the Depositary, and therefore payment by the Depositary on account of such Notes is not made, until after the Payment Date.

Notwithstanding any other provision hereof, payment of the Purchase Price for Notes tendered and accepted for payment pursuant to the Offer will, in all cases, be made only after receipt by the Depositary of the tendered Notes (or a timely Book-Entry Confirmation of the transfer of such Notes into the Depositary’s account at DTC as described above), and an Option of Holder to Elect Purchase (or manually signed facsimile thereof) with respect to such Notes, properly completed and duly executed, with any signature guarantees and any other documents required by the Option of Holder to Elect Purchase, or a properly transmitted Agent’s Message.

Any defect or irregularity in connection with the tender of Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Notes shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured.

Alternative, conditional or contingent tenders of Notes will not be considered validly tendered or delivered.

Backup Withholding of U.S. Federal Income Tax.    To prevent backup withholding of U.S. federal income tax, each tendering Holder of Notes must provide the Depositary with such Holder’s correct taxpayer identification number and certify that such Holder is not subject to backup withholding by completing the provided Substitute Form W-9. See Item 9, “Certain U.S. Federal Income Tax Consequences.”

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Determination of Validity.    All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Notes pursuant to any of the procedures described above will be determined by the Company in the Company’s sole discretion (whose determination shall be final and binding). The Company expressly reserves the absolute right, in its sole discretion, subject to applicable law, to reject any or all tenders of any Notes determined by it not to be in proper form or, in the case of Notes, if the acceptance for payment of, or payment for, such Notes may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, subject to applicable law, to waive any defect or irregularity in any tender with respect to Notes of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Offer (including the Option of Holder to Elect Purchase) will be final and binding. Neither the Company, the Depositary or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. If the Company waives its right to reject a defective tender or Notes, the Holder will be entitled to the Purchase Price.

8.    Withdrawal of Tenders.

Tenders of Notes may be withdrawn at any time on or prior to the Expiration Date, but not thereafter. Holders who wish to exercise their right of withdrawal with respect to an Offer must give notice of withdrawal by a telegram, telex, facsimile transmission or letter, or a properly transmitted “Request Message” through ATOP, which notice must be received by the Depositary at its address set forth on the back cover of this Offer to Purchase (or, in the case of Notes tendered by book-entry transfer, through ATOP) on or prior to the Expiration Date. In order to be valid, a notice of withdrawal must specify the name of the person who deposited the Notes to be withdrawn (the “Depositor”), if different from that of the Depositor, the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the participant at DTC whose name appears on the security position listing as the owner of such Notes), the principal amount of Notes to be withdrawn and a statement that such Holder is withdrawing his or her election to have such Notes purchased. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Notes) to the Depositary, the name of the Holder and the certificate number or numbers relating to such withdrawn Notes must also be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Notes (or, in the case of Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn Notes). The notice of withdrawal (other than a notice transmitted through ATOP) must be signed by the Holder in the same manner as the Option of Holder to Elect Purchase (including, in any case, any required signature guarantees), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has the legal authority to withdraw such tender on behalf of the Holder. Holders may not rescind withdrawals of tendered Notes. However, validly withdrawn Notes may be re-tendered by following the procedures therefor described elsewhere in this Offer to Purchase at any time prior to the Expiration Date.

Any permitted withdrawal of Notes may not be rescinded, and any Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Offer; provided, however, that withdrawn Notes may be re-tendered and revoked by again following one of the appropriate procedures described herein at any time on or prior to the Expiration Date.

A Holder who validly withdraws previously tendered Notes will not receive the Purchase Price. Any withdrawal of previously tendered Notes otherwise than in accordance with the provisions described above will not constitute a valid withdrawal of the Notes.

If the Company extends the Offer or is delayed in its acceptance for purchase of Notes or is unable to purchase Notes pursuant to the Offer for any reason, then, without prejudice to the Company’s rights hereunder, tendered Notes may be retained by the Depositary on behalf of the Company and may not be withdrawn (subject to Rule l4e-1(c) under the Exchange Act, which requires that an offeror pay the consideration offered or return the securities deposited by or on behalf of the investor promptly after the termination or withdrawal of a tender offer), except as otherwise provided in this section.

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All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, in the Company’s sole discretion (whose determination shall be final and binding). Neither the Company, the Depositary, the Trustee nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

9.    Certain U.S. Federal Income Tax Consequences.

The following is a general summary of certain U.S. federal income tax consequences to a “U.S. Holder” (as defined below) of the Offer. This summary is based upon current provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations promulgated thereunder, judicial authority and current Internal Revenue Service (“IRS”) rulings and practice, all of which are subject to change, possibly on a retroactive basis. The tax treatment of a U.S. Holder of Notes may vary depending upon such Holder’s particular situation and certain U.S. Holders (including insurance companies, tax exempt organizations, financial institutions, brokers, dealers, or persons holding Notes as part of a straddle or a hedge against currency risk or a conversion transaction) might be subject to special rules not discussed below. This discussion assumes that Notes are held as capital assets and only addresses consequences to U.S. Holders. As used herein, a “U.S. Holder” means a beneficial owner of a Note that is for U.S. federal income tax purposes: (i) a citizen or resident of the United States; (ii) a corporation or other entity treated as a corporation for U.S. federal tax purposes that is created or organized in or under the laws of the United States or any political subdivision thereof; (iii) an estate whose income is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons has the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. No information is provided herein with respect to foreign, state or local tax laws or estate and gift tax considerations. This summary does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular Holder in light of its particular circumstances and income tax situation. Each Holder is urged to consult its own tax advisor regarding federal, state, local, foreign and any other tax consequences of tendering the Notes pursuant to the Offer or retaining the Notes, especially in light of the Holder’s particular circumstances.

Tenders of Notes Pursuant to the Offer.    In general, a U.S. Holder who receives cash in exchange for Notes pursuant to the Offer will recognize gain or loss for U.S. federal income tax purposes equal to the difference between (i) the amount of cash received (other than cash attributable to accrued interest which will be taxable as ordinary income) in exchange for such Notes and (ii) such Holder’s adjusted tax basis in such Notes at the time of the sale. A U.S. Holder’s adjusted tax basis for Notes generally will be the price such Holder paid for the Notes increased by market discount to the extent such market discount was previously included in income by the U.S. Holder (including any market discount included in the taxable year of the sale prior to the sale) and reduced (but not below zero) by amortized bond premium deducted or applied to reduce interest and any payments received by the U.S. Holder other than interest payments.

The gain or loss recognized on a sale of a Note determined as described above pursuant to the Offer will be capital gain or loss and will be long-term capital gain or loss if the U.S. Holder has held the Note for more than one year at the time of sale. The maximum U.S. federal income tax rate on long-term capital gains with respect to Notes held by an individual is 20%. The deductibility of capital losses is subject to certain limitations. A U.S. Holder who has acquired a Note with market discount generally will be required to treat a portion of any gain on a sale of the Note as ordinary income to the extent of the market discount accrued as of the date of disposition less any accrued market discount previously reported as ordinary income.

Information Reporting and Backup Withholding.    U.S. Holders, unless otherwise exempt as noted below, will be subject to information reporting with respect to the cash paid for the Notes pursuant to the Offer. Backup withholding at a rate equal to the fourth lowest rate of tax under Section 1(c) of the Code (which is 30% for amounts paid during calendar year 2002) may apply to the gross proceeds paid to the U.S. Holder (including cash

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attributable to accrued interest) if such Holder whose tendered Notes are accepted for payment (1) fails to furnish the Depositary (as payor) with such Holder’s taxpayer identification number (“TIN”) on an IRS Form W-9 (or suitable substitute form) within a reasonable time after a request therefor; (2) furnishes an incorrect TIN; (3) is informed by the IRS that it failed to report properly any interest or dividends; or (4) fails, under certain circumstances, to provide a certified statement signed under penalties of perjury that the TIN provided is its correct number and that it is not subject to backup withholding. Certain persons are exempt from information reporting and backup withholding, including, among others, corporations and financial institutions. U.S. Holders of the Notes should consult their tax advisors as to their qualification for exemption and the procedure for obtaining such exemption.

To prevent backup withholding, each tendering U.S. Holder must complete the Substitute Form W-9 provided in the Option of Holder to Elect Purchase and either (i) provide such Holder’s correct TIN and certain other information under penalties of perjury or (ii) provide an adequate basis for exemption.

Backup withholding is not an additional tax. The amount of any backup withholding imposed on the cash amount paid to a U.S. Holder for the Notes will be allowed as a refund or a credit against such Holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS.

10.    The Trustee and the Depositary.

Wachovia Bank, National Association (f/k/a First Union National Bank) is the Trustee under the Indenture and has been appointed as Depositary for the Offer. Options of Holder to Elect Purchase and all correspondence in connection with the Offer should be sent or delivered by each Holder or a beneficial owner’s broker, dealer, commercial bank, trust company or nominee to the Depositary at the addresses and telephone number set forth on the back cover of this Offer to Purchase.

In connection with the Offer, directors and officers of the Company and its affiliates may solicit tenders by use of the mails, personally or by telephone, facsimile, telegram, electronic communication or other similar methods.

11.    Fees and Expenses.

The Company will pay the Depositary reasonable and customary fees for its services and will reimburse it for its reasonable out-of-pocket expenses in connection therewith. The Company will not pay any fees or commissions to any brokerage firms or other custodians, nominees and fiduciaries in connection with the solicitation of tenders of Notes pursuant to the Offer.

12.    Miscellaneous.

The Offer is being made to all Holders of the Notes. The Company is not aware of any jurisdiction in which the making of the Offer is not in compliance with applicable law. If the Company becomes aware of any jurisdiction in which the making of the Offer would not be in compliance with applicable law, the Company will make a good faith effort to comply with any such law. If, after such good faith effort, the Company cannot comply with any such law, the Offer will not be made to (nor will tenders of Notes be accepted from or on behalf of) the owners of Notes residing in such jurisdiction.

No person has been authorized to give any information or make any representation on behalf of the Company not contained in this Offer to Purchase or in the Option of Holder to Elect Purchase and, if given or made, such information or representation must not be relied upon as having been authorized.

August 12, 2002

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The Depositary for the Offer is:

WACHOVIA BANK, NATIONAL ASSOCIATION

By Registered or Certified Mail:	By Hand or Overnight Delivery:
Wachovia Bank, National Association Customer Information Center Corporate Trust Operations—NC1153 1525 West W.T. Harris Boulevard—3C3 Charlotte, North Carolina 28288 Attention: Marsha Rice	Wachovia Bank, National Association Customer Information Center Corporate Trust Operations—NC1153 1525 West W.T. Harris Boulevard—3C3 Charlotte, North Carolina 28288 Attention: Marsha Rice

By Facsimile Transmission:

(704) 590-7628

To Confirm By Telephone or for Information Call:

(704) 590-7413

Additional copies of this Offer to Purchase, the Option of Holder to Elect Purchase or the Notice of Guaranteed Delivery may be obtained from the Depositary at the telephone number and address listed above. A Holder may contact such Holder’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YOUNG BROADCASTING INC.

Date: August 12, 2002	By:	/s/ James A. Morgan
James A. Morgan
Executive Vice President